[Front Cover]

[Galaxy Fund II logo]

[Photo: Business associates walking along sidewalk, as viewed from above]

Galaxy Fund II Report

Large Company Index Fund [bullet] Small Company Index Fund [bullet] Utility Index Fund [bullet] U.S. Treasury Index Fund
[bullet] Municipal Bond Fund

  ANNUAL
  REPORT

  FOR THE
  YEAR ENDED
  MARCH 31, 1998

                                   CHAIRMAN'S
                                     MESSAGE

Dear Galaxy Fund II Shareholder:

      It's been quite a year. Exceptional performances by stocks produced a 12-month total return that was more than four times the average annual market return of the last 70 years. Meanwhile, bonds returned almost two and a half times their historical average.

      Although investors were nervous about inflation and the pace of economic growth in the past 12 months, which made stock prices volatile at times, inflation declined and the economy continued to grow. This proved a nurturing climate for both stocks and bonds. The returns for stocks were particularly surprising, given the remarkable gains of the previous two years. For the 12 months ended March 31, 1998, the Standard & Poor's(R) 500 Composite Stock Price Index earned a total return of 47.97%. In the 53 years since the end of World War II no three calendar years have achieved this level of return. From 1925 through 1995, Ibbotson Associates of Chicago has measured the average annual total return for bonds at about 5%. During the 12 months ended March 31, 1998, the U.S. Treasury Bond Index had a total return of 12.2%

      With the strong gains of the past year, it helps to remember the time-tested portfolio strategies of diversification and rebalancing. Diversification among different asset classes is an important tool for minimizing investment risk. Although U.S. economic fundamentals are sound, stock valuations have exceeded their historical highs - increasing the chance for a market correction. Investing in both stocks and bonds, as well as in different market sectors, can help reduce the impact of such a correction on your portfolio.

      After significant gains for stocks and bonds, an investor's portfolio may no longer reflect its original allocation strategy. In fact, the faster the change in market values, the more often rebalancing may be needed. An investment professional could help make adjustments to restore the allocations the investor originally intended, if necessary.

      The following report covers the performance of the Galaxy Fund II portfolios for the fiscal year ended March 31, 1998. Besides an overview of financial market activity during this time, there are individual investment commentaries for each portfolio. At the end of the report, you will find lists of the securities that each portfolio held when the reporting period ended, as well as individual portfolio financial statements and financial highlights. Should you have questions about this report, or want additional information about any Galaxy funds or services, please call the Galaxy Information Center at 1-800-628-0414.

Sincerely,

/s/ Dwight E. Vicks, Jr.
Dwight E. Vicks, Jr.
Chairman of the Board of Trustees



[begin sidebar]
Mutual Funds:
[bullet] are not bank deposits
[bullet] are not FDIC insured
[bullet] are not obligations of Fleet Bank
[bullet] are not guaranteed by Fleet Bank
[bullet] are subject to investment risks including possible loss of principal amount invested
[end sidebar]

                                 MARKET OVERVIEW


MARKET OVERVIEW

By Fleet Investment Advisors Inc.

      Stock and bond prices advanced briskly in the year ended March 31, 1998, earning returns that were exceptional by historical standards. During that time economic growth remained moderate, but inflation and interest rates fell. After worrying that the economy might expand too quickly, bringing higher inflation that could end the current expansion, investors became confident that the expansion would continue. In this climate, stock prices continued to reach record highs and bond yields fell to their lowest levels in twenty years.

A Perfect Investment Climate

      In the second quarter of 1997, when the period began, growth in the Gross Domestic Product ("GDP") that measures the output of U.S. goods and services had fallen to an annual rate of 3.3% -- from 4.9% in the first quarter. This, plus improved productivity, drove annual inflation from 3.0% to 2.2%.

      In the first weeks of April, before investors knew that growth and inflation would ease, stock prices dropped about 10%. Bond prices fell enough to send the yield for 30-year Treasury issues to 7.17% -- a nine-month high. By the end of the second quarter, however, signs of slower growth and lower inflation had reduced long-term Treasury yields to 6.78%. With lower yields, and continued strength in corporate earnings, stocks rebounded to new highs.

      As GDP growth slowed to 3.1% in the third quarter, inflation neared 2%. Because growth was stronger than analysts expected, however, investors remained somewhat nervous. This pushed stock and bond prices lower in July and August. Both markets then recovered and resumed their rallies. Although GDP growth reached 3.9% in the fourth quarter of 1997, inflation eased to 1.9%. Meanwhile, currency problems in Southeast Asia that had surfaced in the summer became a full-blown economic crisis. The prospect that reduced trade with Asia would cause U.S. growth to slow raised concern about corporate earnings, but eased fears that higher wages would boost inflation. Bond prices ended the quarter sharply higher. With relative weakness in stock prices in October and December, stock market benchmarks showed more modest gains than they had earlier in the year.

      Although growth appeared to accelerate in the first quarter of 1998, inflation fell to 1.4%. It soon became clear that Asia's troubles had trimmed earnings for some firms. With low inflation and slower growth, the yield for 30-year Treasuries reached 5.69%, the lowest level since the bonds were introduced in 1977. By February, however, intervention by the International Monetary Fund had stabilized most Asian economies. These improved economic conditions abroad, the continued prospect of slower economic growth at home, plus news of a federal budget surplus, caused the Federal Reserve (the "Fed") to leave interest rates unchanged. After seesawing in a narrow range, long-term Treasury yields ended the period at 5.93%. This gave the Salomon Brothers U.S. Treasury Index a 12-month total return of 12.20%.

      With healthy consumer confidence and sound economic fundamentals, demand for stocks soared. Meanwhile, corporate consolidations and stock buyback programs kept trimming share supplies. After weakening briefly in January, when the Asian crisis was at its peak, stock prices rocketed. By the end of the fiscal year, the Standard & Poor's 500 Composite Index (the "S&P 500 Index") had earned an extraordinary total return of 47.97%.

[begin sidebar]
"In this climate, stock prices continued to reach record highs and bond yields fell to their lowest levels in twenty years."
[end sidebar]

                                 MARKET OVERVIEW

Growth Should Continue to Slow

      In reaching these returns, stocks encountered significant volatility. Such volatility could continue for the next 12 months. Despite recent stability in Asia, we believe U.S. trade and growth could continue to slow and further reduce corporate earnings. With stock prices historically high versus earnings, any earnings disappointments could prompt new market weakness. We believe U.S. economic fundamentals are solid, however, with further room for growth. If investors continue to see market corrections as new investment opportunities, stock prices could rally further. After three exceptional years, however, prospective returns are unlikely to match those achieved during such periods.

      Slower growth should also offset gains in wages, keeping a lid on inflation. If growth slows enough, the Fed could cut interest rates. If growth accelerates, however, rates could rise. We expect bonds to remain attractive in this environment, with long-term Treasury yields ranging from 5.5% to 6.5%.

[begin sidebar]
"Slower growth should also offset gains in wages, keeping a lid on inflation. If growth slows enough, the Fed could cut interest rates.
If growth accelerates, however, rates could rise."
[end sidebar]

Performance At-A-Glance
Average Annual Returns as of March 31, 1998

Large Company Index Fund (Inception Date 10/1/90)

1 Year                         47.29%
3 Year                         32.31%
5 Year                         21.91%
Life of Fund                   21.03%

Small Company Index Fund (Inception Date 10/1/90)

1 Year                         41.22%
3 Year                         26.52%
5 Year                         17.70%
Life of Fund                   20.80%

Utility Index Fund (Inception Date 1/5/93)

1 Year                         39.07%
3 Year                         22.13%
5 Year                         12.65%
Life of Fund                   14.09%

U.S. Treasury Index Fund (Inception Date 6/4/91)

1 Year                         11.72%
3 Year                          8.52%
5 Year                          6.32%
Life of Fund                    7.93%

Municipal Bond Fund (Inception Date 4/15/93)

1 Year                          8.29%
3 Year                          6.59%
Life of Fund                    5.67%

The performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the fiscal year ended March 31, 1998, certain of the Funds' fees were reimbursed by First Data Investor Services Group, Inc., the sub-administrator of the Funds. If those expenses had not been reimbursed, returns would have been lower. Please see Note 4 of Notes to Financial Statements.

                                PORTFOLIO REVIEWS

[Photo: Murphy van der Velde)

GALAXY FUND II
LARGE COMPANY INDEX FUND

By Murphy van der Velde
Portfolio Manager

      The Galaxy Fund II Large Company Index Fund seeks to match, before the deduction of operating expenses, the price and yield performance of the Standard & Poor's(R) 500 Composite Stock Price Index (the "S&P(R) 500 Index"). By investing in publicly traded U.S. stocks in relation to their representation in the S&P(R) 500 Index, the Fund is also subject to the same volatility and risk as the Index.

      Stocks of large companies led the market advance of the last fiscal year - benefiting as investors favored stocks with good liquidity and dependable earnings amidst ongoing economic uncertainty. The strength of large-cap stocks was particularly noteworthy, given their higher valuations when the period started and the belief that economic turmoil in Asia promised more harm to large firms with multi-national operations than small firms focused on domestic sales.

      Returns for large company stocks remained exceptional by all historical standards in the fiscal year ended March 31, 1998. During that time the S&P(R) 500 Index had a total return of 47.97%, and the Galaxy II Large Company Index Fund had a total return of 47.29% (after the deduction of operating expenses.) The Fund's performance since inception represents a correlation coefficient of 99.98%. The correlation coefficient measures the degree to which the Fund's performance since inception moves in line with its target index.

      If the troubles in Asia continue to trim U.S. trade and growth, the earnings disappointments that result could hit larger companies particularly hard. Many companies are selling at two or three times their growth rates - valuations that were unimaginable just a few years ago. Because U.S. economic fundamentals are generally solid, we expect corrections in large-cap stocks, as in other market sectors, to be temporary.

GALAXY FUND II
SMALL COMPANY INDEX FUND

By Murphy van der Velde
Portfolio Manager

      The Galaxy Fund II Small Company Index Fund seeks to match, before the deduction of operating expenses, the price and yield performance of smaller capitalization stocks as represented by the Standard & Poor's(R) Small Cap 600 Stock Price Index (the "S&P(R) 600 Index"). The S&P(R) 600 Index is an unmanaged index of small company stocks. By investing in smaller-capitalization

Galaxy II
Large Company Index Fund

Distribution of Total Net Assets
as of March 31, 1998

----------------------------------[Pie chart]-----------------------------------

          Consumer Staples                                        23%
          Finance                                                 17%
          Technology                                              16%
          Consumer Cyclical                                       11%
          Utilities                                                8%
          Energy                                                   8%
          Capital Goods                                            7%
          Basic Materials                                          5%
          U.S. Government and Agency Obligations and
              Net Other Assets and Liabilities                     3%
          Other Common Stocks                                      2%

--------------------------------------------------------------------------------


Galaxy II Large Company Index Fund

Growth of $10,000 investment*

--------------------------- [Mountain chart]------------------------------------

                        Galaxy II Large
                       Company Index Fund        S&P(R) 500 Index

10/1/90                    $10,000                $10,000

3/92

3/94

3/96

3/98                       $41,805                $44,050

* Since inception on 10/1/90. The S&P(R) Index is an unmanaged index which does not reflect expenses and management fees. An investor cannot invest in the index.

--------------------------------------------------------------------------------
Galaxy II
Small Company Index Fund

Distribution of Total Net Assets
as of March 31, 1998

----------------------------------[Pie chart]-----------------------------------

          Consumer Staples                                         20%
          Consumer Cyclical                                        19%
          Finance                                                  16%
          Technology                                               16%
          Other Common Stocks                                      10%
          Basic Materials                                           6%
          Utilities                                                 5%
          Capital Goods                                             5%
          U.S. Government and Agency Obligations and
             Net Other Assets and Liabilities                       3%

--------------------------------------------------------------------------------

                                PORTFOLIO REVIEWS

stocks in relation to their representation in the S&P(R) 600 Index, the Fund is also subject to the same volatility and risk as the S&P(R)600 Index.

      After earning mediocre returns for the previous year, stocks of smaller companies enjoyed outstanding gains in the 12 months ended March 31, 1998. As large-cap stocks grew more expensive, and their earnings momentum slowed, investors looked for value and earnings growth in the small-cap sector. Small-cap stocks also benefited from growing confidence about the economy and their added sensitivity to declining interest rates. Large-cap stocks outperformed small cap stocks slightly for the year, however, as ongoing economic uncertainty continued to favor firms with greater liquidity and earnings reliability.

Galaxy II
Small Company
Index Fund

Growth of $10,000 investment*

--------------------------- [Mountain chart]------------------------------------

                          Galaxy II Small              S&P(R)           Russell Special Small
                         Company Index Fund          600 Index            Company(TM) Index
10/1/90                       $10,000                  $10,000                   $10,000
3/92
3/94
3/96
3/98                          $41,220                  $45,603                   $42,132

*Since inception on 10/1/90. The Russell Special Small Company(TM) Index and the
 S&P(R) 600 Index are unmanaged indices which do not reflect expenses and management fees. An investor cannot invest in these indices.

--------------------------------------------------------------------------------

      For the 12 months ended March 31, 1998, the S&P(R) 600 Index produced a total return of 47.66%. Prior to May 9, 1997, the benchmark index for the Galaxy Fund II Small Company Index Fund was the Russell Special Small Company Index (the "Russell Index").

      Over the same time the Galaxy Fund II Small Company Index Fund returned 41.22% (after the deduction of operating expenses). The Fund's performance in comparison to the S&P 600 Index performance was impacted by the period the Fund was aligned to the Russell Index and the cost of transitioning to the new benchmark index. The Fund's performance since inception represents a correlation coefficient of 99.40%. The correlation coefficient measures the degree to which the Fund's performance since inception moved in line with the index.

      By matching the Fund's investments to the S&P(R) 600 Index, we hope to give greater emphasis to small company stocks with the broadest following.

      With the prospect for further economic growth, but low inflation and interest rates, we believe small-cap stocks could perform well in the coming year. Small company stocks may even outperform large-cap shares. Because prices for small-cap stocks have risen less than prices for large-cap stocks, while small company earnings have been stronger, the valuations for small-cap stocks have become more attractive versus valuations for large-cap shares.

GALAXY FUND II UTILITY INDEX FUND

By Murphy van der Velde
Portfolio Manager

      The Galaxy Fund II Utility Index Fund seeks to match, before the deduction of operating expenses, the price and yield performance of stocks in the utility industry. To this end, the Fund invests in publicly traded stocks in relation to their representation in the Standard & Poor's(R) Utility Composite Stock Price Index (the "S&P(R) Utility Index"). The S&P(R) Utility Index is an unmanaged index of the common stocks of the utility companies included in the S&P(R) 500 Index.

      As with other stocks, returns for utility shares were exceptional in the last 12



Galaxy II
Utility Index Fund

Growth of $10,000 investment*


--------------------------- [Mountain chart]------------------------------------

                  Galaxy II                S&P(R)           Russell 1000(TM)
              Utility Index Fund       Utility Index         Utility Index
1/5/93                $10,000               $10,000                $10,000
3/94
3/96
3/98                  $19,931               $20,931                $22,954

*Since inception on 1/5/93. The Russell 1000(R) Utility Index and S&P(R) Utility
 Index are unmanaged indices which do not reflect expenses and management fees. An investor cannot invest in these indices.

--------------------------------------------------------------------------------

                                PORTFOLIO REVIEWS
Galaxy II
Utility Index Fund

Distribution of Total Net Assets
as of March 31, 1998

----------------------------------[Pie chart]-----------------------------------

              Utilities                                        87%
              Energy                                           12%
              Net Other Assets and Liabilities                  1%

--------------------------------------------------------------------------------

months. Although utility stocks suffered more than other shares when investors were concerned about inflation, they benefited from the generally downward trends in inflation, interest rates and bond yields over the period. Utility stocks also gained from further merger activity and deregulation in their industry. Because investors were more interested in growth than income during the period, utility stocks lagged the broader market slightly for the period.

      For the 12 months ended March 31, 1998, the S&P(R) Utility Index produced a total return of 36.31%. Prior to May 9, 1997, the benchmark index for the Galaxy Fund II Small Company Index Fund was the Russell 1000 Utility Index (the "Russell Utility Index").

      For the same 12 month period, the Galaxy Fund II Utility Index Fund had a total return of 39.07% (after the deduction of operating expenses). The Fund's performance in comparison to the S&P Utility Index was impacted by the period the Fund was aligned to the Russell Utility Index and the cost of transitioning to the new benchmark index. The Fund's performance since inception represents a correlation coefficient of 99.43%. The correlation coefficient measures the degree to which the Fund's performance since inception moved in line with the index.

      By matching the Fund's investments with the S&P(R) Utility Index, we hope to give greater attention to traditional utilities and higher yields.

      Utility stocks could benefit in coming months if slower trade and growth keep inflation under control and bond yields continue to ease. In the meantime, the sector should enjoy further gains from industry consolidation and deregulation. With valuations that are attractive versus those for other parts of the market, utility stocks should hold up relatively well during any market corrections.

Murphy Van der Velde became manager of the Galaxy Fund II Large Company Index Fund, the Galaxy Fund II Small Company Index Fund and the Galaxy Fund II Utility Index Fund in March of 1996. The managing director of equity trading and derivative products for Fleet Investment Advisors Inc., he has managed equity portfolios since 1993.

GALAXY FUND II U.S. TREASURY INDEX FUND

By David Lindsay
Portfolio Manager

      The Galaxy Fund II U.S. Treasury Index Fund seeks to match, before the deduction of operating expenses, the price and yield performance of the U.S. Treasury component of the Salomon Brothers Broad Investment Grade Bond Index (the "Salomon Brothers U.S. Treasury Index"), an unmanaged index of corporate and government bonds. The Fund attempts to meet this objective by

Galaxy II
U.S. Treasury Index Fund
Growth of $10,000 investment*

--------------------------- [Mountain chart]------------------------------------

                                              The U.S. Treasury Component of
                      Galaxy II                 the Salomon Brothers Broad
              U.S. Treasury Index Fund         Investment Grade Bond Index
6/4/91                  $10,000                           $10,000
3/92
3/94
3/96
3/98                    $16,831                           $17,361

*Since inception on 6/4/91. The U.S. Treasury Component of the Salomon Brothers
 Broad Investment Grade Bond Index is an unmanaged index which does not reflect expenses and management fees. An investor cannot invest in the index.

--------------------------------------------------------------------------------

                                PORTFOLIO REVIEWS

[Photo: David Lindsay]

David Lindsay

investing in U.S. Treasury notes and bonds in relation to their representation in the Salomon Brothers U.S. Treasury Index.

      For the fiscal year ended March 31, 1998, the Salomon Brothers U.S. Treasury Index posted a total return of 12.20%, and the Galaxy Fund II U.S. Treasury Index Fund had a total return of 11.72% (after deduction of operating expenses). The Fund's performance since inception represents a correlation coefficient of 99.84%. The correlation coefficient measures the degree to which the Fund's performance since inception moved in line with its target index during the period.

      For much of the year, Treasury prices outpaced prices for corporate bonds. This was due largely to ongoing concern that the current expansion would end and corporate earnings would weaken. Such fears became particularly strong as Asia's economic problems emerged. At the same time, Asia's turmoil produced a "flight to quality" that increased demand for Treasuries among foreign investors. This added upward pressure to Treasury prices. Treasuries further benefited as a future surplus in the federal budget appeared likely, suggesting a shrinkage in Treasury supplies. Toward the end of the period, when less disruption in Asia eased earnings concerns, prices for corporate securities rebounded. On a total return basis, corporates outperformed Treasuries slightly for the year because of their higher yields.

Galaxy II
U.S. Treasury
Index Fund

Distribution of Total Net Assets
as of March 31, 1998

----------------------------------[Pie chart]-----------------------------------

U.S. Treasury Notes                           70%
U.S. Treasury Bonds                           27%
Net Other Assets and Liabilities               2%
Federal Home Loan Mortgage
   Corporation                                 1%
--------------------------------------------------------------------------------

      Unless foreign investors sell Treasuries to finance economic bailouts back home, Treasuries should continue to benefit from a positive balance of demand and supply. They should also remain attractive if slowing growth keeps a lid on inflation. If slower growth renews concerns about earnings, Treasuries may again outpace corporate bonds. With a further easing of Asia's problems, we would expect Treasury yields to move closer to 6.5%. If the trouble in Asia worsens, yields should move toward the 5.5% end of our estimated range.

David Lindsay has managed the Galaxy Fund II U.S. Treasury Index Fund since July 1994. He has managed fixed-income portfolios for Fleet Investment Advisors Inc., since 1986.

GALAXY FUND II MUNICIPAL BOND FUND

By Daniel Rabasco
Member, Tax-Exempt Investment Policy Committee

      The Galaxy Fund II Municipal Bond Fund seeks to provide the highest level of income exempt from regular federal income

Galaxy II
Municipal Bond Fund
Growth of $10,000 investment*

--------------------------- [Mountain chart]------------------------------------

                                                           Lehman Brothers
                              Galaxy II                      Seven-Year
                         Municipal Bond Fund            Municipal Bond Index
4/15/93                          $10,000                          $10,000
3/94
3/96
3/98                             $13,147                          $13,103

*Since inception on 4/15/93. The Lehman Brothers Seven-Year Municipal Bond Index is an unmanaged index which does not reflect expenses and management fees. An investor cannot invest in the index.

--------------------------------------------------------------------------------

                                PORTFOLIO REVIEWS

[Photo: Dan Rabasco]

Dan Rabasco

tax that is consistent with prudent investment management and preservation of capital.

      Typically, the Fund invests substantially all of its assets in debt securities issued by state and local government and regional government agencies, and maintains an average maturity for its investments of 7 to 12 years.

      For the fiscal year ended March 31, 1998, the Galaxy Fund II Municipal Bond Fund earned a total return of 8.29% (after deduction of operating expenses). That compares to a return of 9.02% for its benchmark, the Lehman Brothers Seven-Year Municipal Bond Index.

      Municipal bonds outperformed Treasury bonds and other taxable issues early in the period. Because interest rates were higher at that time, supplies of municipals were relatively tight and demand was strong. When interest rates fell, many issuers refunded their debt and municipal supplies ballooned. With lower yields, however, demand declined. This caused municipals to underperform Treasuries for the year as a whole.

      In this environment, the Galaxy Fund II Municipal Bond Fund continued to benefit from its focus on high quality securities with good call protection, strong liquidity, and coupons near or above market levels. During the summer of 1997, when municipal prices and yields were more attractive, we added investments in longer-term issues. This let us lock in the higher yields for more time and enhanced the Fund's income when interest rates fell. In making those purchases, we concentrated on issues that financed essential services, which were available in good supply. These included water, hospital, and electric utility bonds. We continued to add longer-term issues in the final months of 1997. As we found investments that offered good value, we traded municipals with lower coupons for issues with higher

Galaxy II
Municipal Bond Fund

Geographical Distribution of Total Net Assets as of March 31, 1998

----------------------------------[Pie chart]-----------------------------------

                South                                       37%
                North Central                               26%
                East                                        19%
                Mountain                                    10%
                Pacific                                      7%
                Cash Equivalents
                   and Net Other Assets and Liabilities      1%

--------------------------------------------------------------------------------

coupons. This strategy, which we continued in the first months of 1998, further improved the Fund's income.

      Municipal bonds may continue to underperform if economic growth slows further and interest rates ease. Should this happen, we may find new investment opportunities. Because we feel the Fund's current maturity structure represents an appropriate balance of risk and potential reward, we do not expect to increase investments in longer-term issues in the months ahead. We plan to enhance yield instead with higher-coupon bonds that have good call protection.

Daniel Rabasco is a member of the Tax-Exempt Investment Policy Committee of Fleet Investment Advisors Inc. which is responsible for managing the Galaxy Fund II Municipal Bond Fund. Mr. Rabasco has managed portfolios at Fleet Investment Advisors Inc. and other banks for 10 years.

                                   SHAREHOLDER
                                   INFORMATION
[begin sidebar]
                                    TRUSTEES
                                  AND OFFICERS
                              Dwight E. Vicks, Jr.
                              Chairman and Trustee

                                 John T. O'Neill
                              President, Treasurer
                                   and Trustee

                                Louis DeThomasis,
                                  F.S.C., Ph.D.
                                     Trustee

                                Donald B. Miller
                                     Trustee

                                  James M. Seed
                                     Trustee

                               Bradford S. Wellman
                                     Trustee

                                    W. Bruce
                               McConnel, III, Esq.
                                    Secretary

                                  Jylanne Dunne
                                Vice President &
                               Assistant Treasurer

                               INVESTMENT ADVISOR
                                Fleet Investment
                                  Advisors Inc.
                                 75 State Street
                                   Boston, MA
                                      02109

                                   DISTRIBUTOR
                                   First Data
                               Distributors, Inc.
                               4400 Computer Drive
                                  Westborough,
                               Massachusetts 01581

                                  ADMINISTRATOR
                               Fleet National Bank
                                50 Kennedy Plaza
                                   Providence,
                             Rhode Island 02903-2305
[end sidebar]

For complete information, and before making an investment decision on any of the Funds of Galaxy Fund II, you should request a prospectus from First Data Distributors, Inc. by calling (800) 628-0414. This report is submitted for the general information of shareholders of Galaxy Fund II. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for each Fund of Galaxy Fund II, which contains more information concerning the investment policies and expenses of the Funds as well as other pertinent information. Read the prospectus carefully before you invest.

Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., or any Fleet bank. Shares of the Funds are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal amount invested.


                                [Recycle symbol]

                   This report was printed on recycled paper.

                             GALAXY
                             FUND II

Large Company Index Fund
PORTFOLIO OF INVESTMENTS
March 31, 1998

                                                          Value
  Shares                                                (Note 2)
  ------                                                --------
COMMON STOCKS - 96.84%

              Consumer Staples - 22.61%
   55,000     Abbott Laboratories ................ $   4,142,188
    3,958     Alberto-Culver Co.,Class B .........       120,472
    4,587     Allergan, Inc. .....................       174,306
      229     Allergan Specialty
              Therapeutics, Inc., Class A ........         2,777
    5,791     ALZA Corp. .........................       259,509
   45,470     American Home Products Corp. .......     4,336,701
   18,448     Amgen, Inc. * ......................     1,123,022
   34,056     Anheuser-Busch Cos., Inc. ..........     1,577,219
   38,945     Archer-Daniels-Midland Co. .........       854,356
    9,462     Avon Products, Inc. ................       738,036
    4,000     Bard (C.R.), Inc. ..................       147,000
    3,822     Bausch & Lomb, Inc. ................       174,618
   19,894     Baxter International, Inc. .........     1,096,657
    8,442     Becton Dickinson & Co. .............       574,584
    9,965     Bestfoods ..........................     1,164,659
    7,827     Biomet, Inc. .......................       234,810
   13,802     Boston Scientific Corp. * ..........       931,635
   70,848     Bristol-Myers Squibb Co. ...........     7,390,332
    4,711     Brown-Forman Corp., Class B ........       259,105
   32,440     Campbell Soup Co. ..................     1,840,970
    7,800     Cardinal Health, Inc. ..............       687,863
    7,406     Clorox Co. .........................       634,602
  176,804     Coca-Cola Co. ......................    13,691,260
   20,536     Colgate Palmolive Co. ..............     1,778,931
   45,792     Columbia/HCA Healthcare Corp. ......     1,476,792
   33,344     ConAgra, Inc. ......................     1,071,176
    2,539     Coors (Adolph) Co.Class B ..........        88,865
   15,112     Costco Cos., Inc. * ................       808,492
   12,093     CVS Corp. ..........................       913,022
   15,000     Federated Department Stores, Inc. *        777,188
   12,034     Fortune Brands, Inc. ...............       479,856
    5,103     Fruit of The Loom, Inc., Class A * .       156,279
   11,214     General Mills, Inc. ................       852,264
   40,154     Gillette Co. .......................     4,765,778
   10,800     Guident Corp. ......................       792,450
   27,400     HEALTHSOUTH Corp. * ................       768,913
   25,894     Heinz (H. J.) Co. ..................     1,511,562
    9,972     Hershey Foods Corp. ................       714,245
   11,600     Humana, Inc. * .....................       287,825
    7,632     International Flavors &
              Fragrances, Inc. ...................       359,658
   93,002     Johnson & Johnson ..................     6,818,209
   28,770     Kellogg Co. ........................     1,240,706
   38,494     Kimberly-Clark Corp. ...............     1,929,512
   77,256     Lilly (Eli) & Co. ..................     4,606,389
   19,082     Limited, Inc. ......................       547,415
    4,713     Liz Clairborne, Inc. ...............       235,061
    4,524     Manor Care, Inc. ...................       167,388
   32,584     Medtronic, Inc. ....................     1,690,295
   85,205     Merk & Co., Inc. ...................    10,938,192
   22,016     NIKE, Inc., Class B ................       974,208
  106,200     PepsiCo, Inc. ......................     4,533,413
   91,500     Pfizer, Inc. .......................     9,121,406
   34,945     Pharmacia & Upjohn Inc. ............     1,528,844
  168,151     Philip Morris Cos., Inc. ...........     7,009,795
    4,615     Pioneer Hi-Bred international, Inc.        450,251
   95,858     Procter & Gamble Co. ...............     8,088,019

              Consumer Staples (continued)

    9,851     Quaker Oats Co. ....................  $    563,970
    7,513     Ralston Purina Co. .................       796,378
    4,086     Reebok International, Ltd. * .......       124,623
   10,276     Rubbermaid, Inc. ...................       292,866
    2,653     Russell Corp. ......................        71,134
   33,174     Sara Lee Corp. .....................     2,044,348
   51,610     Schering-Plough Corp. ..............     4,215,892
   24,825     Seagram Co., Ltd. ..................       948,005
    5,800     Sealed Air Corp. ...................       379,900
   28,066     Sears Roebuck & Co. ................     1,612,041
    1,779     Shared Medical Systems Corp. .......       139,429
    1,352     Springs Industries, Inc., Class A ..        74,276
    6,264     St. Jude Medical, Inc. * ...........       209,453
    6,226     Stanley Works ......................       347,100
    4,178     SuperValu, Inc. ....................       194,799
   22,988     Sysco Corp. ........................       589,068
    4,133     Tupperware Corp. ...................       110,041
   44,936     Unilever NV, New York Shares, ADR ..     3,083,733
   13,736     United Healthcare Corp. ............       889,406
    5,178     U.S. Surgical Corp. ................       170,874
   12,688     UST, Inc. ..........................       409,188
    8,950     VF Corp. ...........................       470,434
    3,244     Vlasic Foods International, Inc. * .        82,925
   18,314     Warner-Lambert Co. .................     3,119,103
   10,188     Winn-Dixie Stores, Inc. ............       472,469
    8,246     Wrigley (Wm.) Jr. Co. ..............       674,111
                                                     -----------
                                                     141,724,646
                                                     -----------

              Finance - 16.98%

   11,703     Aetna, Inc. ........................       976,469
    6,797     Ahmanson (H.F.) & Co. ..............       526,768
   29,878     Allstate Corp. .....................     2,746,909
   32,507     American Express Co. ...............     2,984,549
   17,344     American General Corp. .............     1,121,940
   48,737     American Internatoinal Group, Inc. .     6,137,816
   11,600     Aon Corp. ..........................       751,100
   45,354     Banc One Corp. .....................     2,868,641
   25,830     The Bank of New York Co., Inc. .....     1,622,447
   48,658     BankAmerica Corp. ..................     4,020,367
   10,130     BankBoston Corp. ...................     1,116,833
    7,006     Bankers Trust New York Corp. .......       842,909
    9,600     BB&T Corp. .........................       649,800
    3,781     Beneficial Corp. ...................       470,026
    7,199     Block (H&R), Inc. ..................       342,402
   30,174     Chase Manhattan Corp. ..............     4,069,718
   11,840     Chubb Corp. ........................       927,960
    5,285     CIGNA Corp. * ......................     1,083,425
    4,000     Cincinnati Financial Corp. .........       501,000
   32,448     Citicorp ...........................     4,607,616
    7,400     Comerica, Inc. .....................       783,013
   13,300     Conseco, Inc. ......................       753,113
   13,799     CoreStates Financial Corp. .........     1,238,460
    7,400     Countrywide Credit Industries, Inc.        393,588
   10,600     Equifax, Inc. ......................       386,900
   72,412     Fannie Mae .........................     4,580,059
   10,900     Fifth Third Bancorp ................       931,950
   20,202     First Chicago NBD Corp. ............     1,780,301

               See Notes to Financial Statements.

                             GALAXY
                             FUND II

Large Company Index Fund
PORTFOLIO OF INVESTMENTS (continued)
March 31, 1998

                                                          Value
  Shares                                                (Note 2)
  ------                                                --------
              Finance (continued)

   30,224     First Data Corp. ................... $     982,280
   43,844     First Union Corp. ..................     2,488,147
   17,531     Fleet Financial Group, Inc. ........     1,491,231
   47,784     Freddie Mac ........................     2,266,754
    5,625     General Re Corp. ...................     1,241,016
    3,932     Golden West Financial Corp. ........       376,735
    9,400     Green Tree Financial Corp. .........       267,313
    8,136     Hartford Financial Services
              Group, Inc. ........................       882,756
    7,503     Household International, Inc. ......     1,033,538
   13,400     Huntington Bancshares, Inc. ........       488,263
    4,894     Jefferson-Pilot Corp. ..............       435,260
   30,650     KeyCorp ............................     1,158,953
    7,200     Lehman Brothers Holdings, Inc. .....       539,100
    7,133     Lincoln National Corp., Ltd. .......       605,413
    7,960     Loews Corp. ........................       829,830
   12,054     Marsh & McLennan Cos., Inc. ........     1,052,465
    6,300     MBIA, INC. .........................       488,250
   36,156     MBNA Corp. .........................     1,294,837
   18,018     Mellon Bank Corp. ..................     1,144,143
    9,100     Mercantile Bancorp, Inc. ...........       498,794
   23,484     Merrill Lynch & Co., Inc. ..........     1,949,172
    8,100     MGIC Investment Corp. ..............       532,069
   12,807     Morgan (J.P.) & Co., Inc. ..........     1,720,140
   42,556     Morgan Stanley, Dean Witter,
              Discover & Co. .....................     3,101,269
   14,900     National City Corp. ................     1,092,356
   65,928     NationsBank Corp. ..................     4,808,624
    7,800     Northern Trust Corp. ...............       583,050
   53,080     Norwest Corp. ......................     2,206,138
   21,770     PNC Bank Corp. .....................     1,304,839
    5,100     Progressive Corp. ..................       686,906
    6,755     Providian Financial Corp. ..........       387,990
    1,494     Pulte Corp. ........................        69,471
    3,870     Republic New York Corp. ............       516,161
    9,978     Safeco Corp. .......................       545,360
    5,720     St. Paul Cos., Inc. ................       509,795
   19,200     Schwab (Charles) Corp. .............       729,600
   11,200     State Street Corp. .................       762,300
   12,400     Summit Bancorp .....................       620,775
   13,800     SunAmerica, Inc. ...................       660,675
   14,720     Suntrust Banks, Inc. ...............     1,109,520
   12,400     Synovus Financial Corp. ............       460,350
   10,072     Torchmark Corp. ....................       461,424
    4,481     Transamerica Corp. .................       522,037
   81,083     Travelers Group, Inc. ..............     4,864,980
   17,259     U.S. Bancorp .......................     2,153,060
    9,700     UNUM Corp. .........................       535,319
    8,003     USF & G Corp. ......................       199,575
   14,437     Wachovia Corp. .....................     1,224,438
   18,250     Washington Mutual, Inc. ............     1,308,867
    5,963     Wells Fargo & Co. ..................     1,975,242
                                                     -----------
                                                     106,382,659
                                                     -----------

              Technology - 16.42%

    5,100     Adobe Systems, Inc. ................       230,456
   10,238     Advanced Micro Devices, Inc. * .....       297,542

              Technology (continued)

   33,247     AirTouch Communications, Inc. * .... $   1,627,025
  114,385     American Telephone & Telegraph Corp.     7,506,516
   15,718     AMP, Inc. ..........................       688,645
    8,953     Apple Computer, Inc. * .............       246,208
   25,244     Applied Materials, Inc. * ..........       891,429
    3,484     Autodesk, Inc. .....................       150,248
   20,506     Automatic Data Processing, Inc. ....     1,395,690
   14,800     Bay Networks, Inc. * ...............       401,450
   11,290     Cabletron Systems, Inc. * ..........       164,411
   49,095     CBS Corp. ..........................     1,666,162
    5,466     Ceridian, Corp. * ..................       294,822
   70,915     CISCO Systems, Inc. * ..............     4,848,813
   11,376     Cognizant Corp. ....................       652,698
  108,156     Compaq Computer Corp. ..............     2,798,536
   39,268     Computer Associates
              International, Inc. ................     2,267,727
   10,980     Computer Sciences Corp. * ..........       603,900
   16,168     Corning, Inc. ......................       715,434
    3,421     Data General Corp. * ...............        60,509
   47,800     Dell Computer Corp. * ..............     3,238,450
   10,797     Digital Equipment Corp. * ..........       564,818
    8,645     DSC Communications Corp. * .........       157,231
    3,212     EG&G, Inc. .........................        93,349
   37,100     EMC Corp. * ........................     1,402,844
   10,600     General Instrument Corp. * .........       221,938
    5,600     Harris Corp. .......................       291,900
   14,000     HBO & Co. ..........................       845,250
   73,922     Hewlett-Packard Co. ................     4,684,807
    8,946     Honeywell, Inc. ....................       739,722
  114,532     Intel Corp. ........................     8,940,654
   69,062     International Business Machines Corp.    7,173,815
    8,236     ITT Industies, Inc. ................       313,483
    6,000     KLA-Tencor Corp. * .................       229,500
   10,100     LSI Logic Corp. * ..................       255,025
   44,001     Lucent Technologies, Inc. ..........     5,626,628
   48,560     MCI Communications Corp. ...........     2,403,720
   14,163     Micron Technology, Inc. * ..........       411,612
  169,864     Microsoft Corp. * ..................    15,202,828
   40,371     Motorola, Inc. .....................     2,447,492
   11,622     National Semiconductor Corp. * .....       243,336
   36,874     Northern Telecom, Ltd. .............     2,382,982
   24,790     Novell, Inc. * .....................       265,718
   70,227     Oracle Corp. * .....................     2,216,540
   18,200     Parametric Technology Corp. * ......       606,288
    3,139     Perkin-Elmer Corp. .................       226,989
   20,572     Pitney Bowes, Inc. .................     1,032,457
    6,368     Scientific-Alatna, Inc. ............       124,574
   17,100     Seagate Technology, Inc. * .........       431,775
   13,980     Silicon Graphics, Inc. * ...........       194,846
   30,389     Sprint Corp. .......................     2,056,955
   26,604     Sun Microsystems, Inc. * ...........     1,109,886
    3,572     Tektronix, Inc. ....................       159,401
   35,619     Tele-Communications, Inc.,
              TCI Group, Series A ................     1,107,528
   12,834     Tellabs, Inc. * ....................       861,482
   27,492     Texas Instruments, Inc. ............     1,488,005
    3,838     Thomas & Betts Corp. ...............       245,632
   25,100     3Com Corp. * .......................       902,031
   13,021     Unisys Corp. * .....................       247,399

               See Notes to Financial Statements.

                             GALAXY
                             FUND II

Large Company Index Fund
PORTFOLIO OF INVESTMENTS (continued)
March 31, 1998

                                                          Value
  Shares                                                (Note 2)
  ------                                                --------
              Technology (continued)

   42,894     U.S. West Media Group * ............ $   1,490,567
    3,886     Western Atlas, Inc. * ..............       300,679
   23,307     Xerox Corp. ........................     2,480,739
                                                     -----------
                                                     102,929,096
                                                     -----------

              Consumer Cyclical - 11.35%

   17,000     Albertson's, Inc. ..................       894,625
    5,045     American Greetings Corp. Class A ...       232,070
    2,841     Armstrong World Industries, Inc. ...       245,924
   10,500     AutoZone, Inc. * ...................       355,688
    6,669     Black & Decker Corp. ...............       353,874
    1,710     Briggs & Stratton Corp. ............        78,339
    7,044     Brunswick Corp. ....................       245,660
   54,044     Cendant Corp. * ....................     2,141,510
    4,026     Centex Corp. .......................       153,491
    7,384     Charming Shoppes, Inc. * ...........        35,074
   47,540     Chrysler Corp. .....................     1,975,881
    6,754     Circuit City Stores-Circuit
              City Group .........................       288,734
    6,900     Clear Channel Communications, Inc. *       676,200
   24,627     Comcast Corp. Special, Class A .....       869,641
    7,500     Consolidated Stores Corp. * ........       322,031
    5,413     Cooper Tire & Rubber Co. ...........       128,559
    3,278     Crane Co. ..........................       173,734
    7,338     Dana Corp. .........................       426,980
   10,918     Darden Restaurants, Inc. ...........       169,911
   15,213     Dayton-Hudson Corp. ................     1,338,744
    5,819     Deluxe Corp. .......................       191,663
    7,809     Dillard's, Inc., Class A ...........       288,445
   46,797     Disney (Walt) Co. ..................     4,995,580
   10,287     Donnelley (R.R.) & Sons Co. ........       422,410
    6,677     Dow Jones & Co., Inc. ..............       353,464
   11,776     Dun & Bradstreet Corp. .............       402,592
   22,057     Eastman Kodak Co. ..................     1,430,948
    5,382     Eaton Corp. ........................       512,299
    4,418     Echlin, Inc. .......................       231,669
    2,471     Fleetwood Enterprises, Inc. ........       115,056
   86,321     Ford Motor Co. .....................     5,594,680
   20,452     Gannett Co., Inc. ..................     1,469,988
   28,776     Gap, Inc. ..........................     1,294,920
   12,498     Genuine Parts Co. ..................       476,486
    4,227     Giant Food, Inc., Class A ..........       163,268
   10,993     Goodyear Tire & Rubber Co. .........       832,720
    2,745     Great Atlantic & Pacific
              Tea Co., Inc. ......................        83,036
    4,968     Harcourt General, Inc. .............       275,103
    7,436     Harrah's Entertainment, Inc. * .....       182,647
    9,220     Hasbro, Inc. .......................       325,581
   17,268     Hilton Hotels Corp. ................       550,418
   51,327     Home Depot, Inc. ...................     3,461,365
    9,848     Ikon Office Solutions, Inc. ........       340,372
    8,909     Interpublic Group of Cos., Inc. ....       553,472
    2,758     Jostens, Inc. ......................        66,192
    2,809     Kaufman & Broad Home Corp. .........        91,468
    5,084     King World Productions, Inc. .......       148,707
   36,304     Kmart Corp. * ......................       605,823
    5,978     Knight-Ridder, Inc. ................       334,021
   17,618     Kroger Co. * .......................       813,731
    2,916     Longs Drug Stores Corp. ............        88,756
   12,376     Lowe's Cos., Inc. ..................       868,641

              Consumer Cyclical (continued)

    8,994     Marriott International, Inc. * ....  $     334,464
    8,994     Marriott International, Inc.,
              Class A * .........................        322,098
   11,693     Masco Corp. .......................        695,734
   21,130     Mattel, Inc. ......................        837,276
   15,937     The May Department Stores Co. .....      1,012,000
    6,706     Maytag Corp. ......................        320,631
   48,305     McDonald's Corp. ..................      2,898,300
    7,074     McGraw-Hill Cos., Inc. ............        538,066
    2,640     Mercantile Stores Co., Inc. .......        177,375
    3,756     Meridith Corp. ....................        158,222
   12,100     Mirage Resorts, Inc. * ............        294,181
    6,467     Moore Corp., Ltd. .................        107,514
    3,086     National Services Industries, Inc.         181,495
    6,922     New York Times Co., Class A .......        484,540
   11,404     Newell Co. ........................        552,381
    5,311     Nordstrom, Inc. ...................        338,908
   11,400     Omnicom Group, Inc. ...............        536,513
    3,768     Owens-Corning .....................        135,413
   17,888     Penny (J.C.) Co., Inc. ............      1,353,898
    4,420     Pep Boys-Manny, Moe & Jack ........        102,489
    3,089     Polaroid Corp. ....................        135,916
   18,036     Rite Aid Corp. ....................        617,733
    4,150     Safety-Kleen Corp. ................        117,756
   17,308     Service Corp. International .......        734,508
   13,252     Sherwin-Williams Co. ..............        470,446
    4,332     Snap-On, Inc. .....................        197,648
    2,249     Sodexho Marriott Services, Inc. ...         59,726
    7,482     Tandy Corp. .......................        351,654
   38,702     Time Warner, Inc. .................      2,786,567
    6,760     Times Mirror Co., Class A .........        428,415
   11,636     TJX Cos., Inc. ....................        526,529
   20,590     Toys 'R' Us, Inc. * ...............        618,987
    8,598     Tribune Co. .......................        606,159
   10,770     Tricon Global Restaurants, Inc. * .        323,773
   36,424     Tyco International, Ltd. ..........      1,989,661
  158,895     Wal-Mart Stores, Inc. .............      8,073,852
   35,472     Walgreen Co. ......................      1,248,171
   32,231     Waste Management, Inc. ............        993,118
    9,170     Wendy's International, Inc. .......        204,606
    5,371     Whirlpool Corp. ...................        368,249
    9,898     Woolworth Corp. * .................        247,450
                                                      ----------
                                                      71,154,613
                                                      ----------

              Utilities - 7.76%

   12,951     ALLTEL Corp. ......................        565,797
    9,600     Ameren Corp. ......................        404,400
   13,004     American Electric Power Co., Inc. .        653,451
   73,872     Ameritech Corp. ...................      3,652,047
   10,103     Baltimore Gas & Electric Co. ......        330,242
   54,292     Bell Atlantic Corp. ...............      5,564,930
   67,304     BellSouth Corp. ...................      4,547,227
   10,405     Carolina Power & Light Co. ........        470,826
   14,620     Central & South West Corp. ........        391,085
   10,788     CINergy Corp. .....................        399,156
    3,884     Columbia Energy Group .............        301,981
   16,375     Consolidated Edison Co. of
              New York ..........................        765,531
    6,737     Consolidated Natural Gas Co. ......        388,641

               See Notes to Financial Statements.

                             GALAXY
                             FUND II

Large Company Index Fund
PORTFOLIO OF INVESTMENTS (continued)
March 31, 1998

                                                          Value
  Shares                                                (Note 2)
  ------                                                --------
              Utilities (continued)
   12,855     Dominion Resources, Inc. ..........  $     539,910
   10,055     DTE Energy Co. ....................        395,287
   24,912     Duke Energy Corp. .................      1,483,821
   26,475     Edison International ..............        777,703
   16,902     Entergy Corp. .....................        502,835
   15,880     FirstEnergy Corp. .................        489,303
   12,483     FPL Group, Inc. ...................        802,033
   11,500     Frontier Corp. ....................        374,469
    8,458     GPU, Inc. .........................        374,267
   66,825     GTE Corp. .........................      4,001,147
   20,154     Houston Industries, Inc. ..........        579,427
   18,400     NEXTEL Communications, Inc.,
              Class A ...........................        621,000
   10,129     Niagara Mohawk Power Corp. * ......        131,677
    3,412     NICOR, Inc. .......................        144,157
    5,144     Northern States Power Co. .........        303,496
    2,201     ONEOK, Inc. .......................         89,691
    5,781     Pacific Enterprises ...............        235,937
   20,491     Pacificorp ........................        504,591
   15,321     PECO Energy Co. ...................        338,977
    2,528     Peoples Energy Corp. ..............         91,956
   30,613     PG & E Corp. ......................      1,010,229
   11,700     PP & L Resources, Inc. ............        276,413
   16,149     Public Service Enterprise
              Group, Inc. .......................        611,643
  126,454     SBC Communications, Inc. ..........      5,516,551
   47,951     Southern Co. ......................      1,327,643
   11,754     Tenneco, Inc. .....................        501,749
   17,281     Texas Utilities Co. (Holding Co.) .        679,359
   15,509     Unicom Corp. ......................        542,815
   33,294     U.S. West, Inc., Communications
              Group .............................      1,822,847
   25,205     Viacom Inc., Class B ..............      1,354,769
   22,216     Williams Cos., Inc. ...............        710,912
   71,200     WorldCom, Inc. * ..................      3,066,050
                                                      ----------
                                                      48,637,978
                                                      ----------

              Energy - 7.70%

    6,424     Amerada Hess Corp. ................        374,600
   33,918     Amoco Corp. .......................      2,929,667
    4,200     Anadarko Petroleum Corp. ..........        289,800
    6,200     Apache Corp. ......................        227,850
    5,126     Ashland, Inc. .....................        290,260
   22,626     Atlantic Richfield Co. ............      1,778,969
   11,923     Baker Hughes, Inc. ................        479,901
   12,358     Burlington Resources, Inc. ........        592,412
   46,206     Chevron Corp. .....................      3,710,919
    7,385     Coastal Corp. .....................        480,948
   12,285     Dresser Industries, Inc. ..........        590,448
    1,367     Eastern Enterprises ...............         58,781
   22,139     Enron Corp. .......................      1,026,696
  174,722     Exxon Corp. .......................     11,815,575
   18,428     Halliburton Co. ...................        924,855
    3,484     Helmerich & Payne, Inc. ...........        108,875
    3,393     Kerr-McGee Corp. ..................        236,026
   55,034     Mobil Corp. .......................      4,216,980
   23,753     Occidental Petroleum Corp. ........        696,260
    7,594     Oryx Energy Co. * .................        197,444
    3,262     Pennzoil Co. ......................        210,807
   18,359     Phillips Petroleum Co. ............        916,803
    6,288     Rowan Cos., Inc. * ................        182,352

              Energy (continued)

  151,932     Royal Dutch Petroleum Co., ADR ....  $   8,631,637
   34,922     Schlumberger, Ltd. ................      2,645,342
    6,027     Sonat, Inc. .......................        262,175
    5,061     Sun Co., Inc. .....................        206,868
   37,858     Texaco, Inc. ......................      2,280,945
   18,251     Union Pacific Resources Group, Inc.        435,743
   17,403     Unocal Corp. ......................        673,279
   20,319     Usx-Marathon Group ................        764,502
                                                     -----------
                                                      48,237,719
                                                     -----------

              Capital Goods - 6.89%

   19,074     American Stores Co. ...............        495,924
    6,510     Andrew Corp. * ....................        128,979
   70,678     Boeing Co. ........................      3,684,091
   13,859     Browning-Ferris Industries, Inc. ..        452,150
   27,040     Caterpillar, Inc. .................      1,488,890
    2,814     Cincinnati Milacron, Inc. .........         89,696
    8,713     Cooper Industries, Inc. ...........        517,879
    2,705     Cummins Engine Co., Inc. ..........        149,113
   17,809     Deere & Co. .......................      1,103,045
   15,608     Dover Corp. .......................        593,104
   31,026     Emerson Electric Co. ..............      2,022,507
    2,534     FMC Corp. * .......................        198,919
    5,811     Fluor Corp ........................        289,097
    2,835     Foster Wheeler Corp. ..............         86,645
    4,489     General Dynamics Corp. ............        386,615
  232,190     General Electric Co. ..............     20,011,876
    3,603     Grainger (W.W.), Inc. .............        370,433
    3,542     Harnischfeger Industries, Inc. ....        121,092
   17,540     Illinois Tool Works, Inc. .........      1,135,715
   11,695     Ingersoll-Rand Co. ................        560,629
    5,904     Johnson Controls, Inc. ............        358,299
   13,749     Lockheed Martin Corp. .............      1,546,763
    3,881     McDermott International, Inc. .....        160,334
      565     NACCO Industries, Inc., Class A ...         75,710
    5,197     Navistar International Corp. * ....        181,895
    4,682     Northrop Grumman Corp. ............        503,022
    5,348     PACCAR, Inc. ......................        318,540
    7,943     Parker-Hannifin Corp. .............        407,079
   23,868     Raytheon Co., Class B .............      1,393,295
   14,680     Rockwell International Corp. ......        842,265
   11,656     Textron, Inc. .....................        897,512
   10,200     Thermo Electron Corp. * ...........        411,825
    4,430     Timken Co. ........................        149,789
    8,974     TRW, Inc. .........................        494,692
   16,626     United Technologies Corp. .........      1,534,788
                                                      ----------
                                                      43,162,207
                                                      ----------

              Basic Materials - 4.89%

    2,014     Aeroquip-Vickers, Inc. ............        116,434
    7,628     Air Products & Chemicals, Inc. ....        632,171
   16,049     Alcan Aluminum, Ltd. ..............        501,531
   39,724     AlliedSignal, Inc. ................      1,668,408
   12,265     Aluminum Co. of America ...........        843,985
    7,661     Armco, Inc. * .....................         45,008
    7,262     Avery-Dennison Corp. ..............        387,609

               See Notes to Financial Statements.

                             GALAXY
                             FUND II

Large Company Index Fund
PORTFOLIO OF INVESTMENTS (continued)
March 31, 1998

                                                          Value
  Shares                                                (Note 2)
  ------                                                --------
              Basic Materials (continued)

    2,094     Ball Corp. ........................  $      68,579
   26,284     Barrick Gold Corp. ................        568,392
    3,792     Bemis Co., Inc. ...................        171,114
    7,937     Bethlehem Steel Corp. * ...........        107,646
    4,057     Boise Cascade Corp. ...............        146,306
    6,854     Champion International Corp. ......        372,258
    9,034     Crown Cork & Seal Co., Inc. .......        483,319
    6,682     Cyprus Amax Minerals Co. ..........        111,088
   16,031     Dow Chemical Co. ..................      1,559,015
   82,500     du Pont (E.I.) deNemours & Co. ....      5,610,000
    5,435     Eastman Chemical Co. ..............        366,523
   10,798     Engelhard Corp. ...................        205,162
   13,684     Freeport-McMoran
              Copper & Gold, Inc., Class B ......        272,825
   14,675     Fort James Corp. ..................        672,298
    3,459     General Signal Corp. ..............        161,708
    6,534     Georgia-Pacific Co. ...............        423,077
    3,896     Goodrich (B.F.) Co. ...............        198,940
    4,191     Great Lakes Chemical Corp. ........        226,314
    6,801     Hercules, Inc. ....................        335,799
   10,630     Homestake Mining Co. ..............        115,601
   11,914     Inco, Ltd., Class A ...............        222,643
    3,438     Inland Steel Industries, Inc. .....         94,975
   21,964     International Paper Co. ...........      1,028,190
    7,734     Louisiana-Pacific Corp. ...........        179,816
    7,458     Mead Corp. ........................        267,090
    2,997     Millipore Corp. ...................        104,146
   28,154     Minnesota Mining & Manufacturing Co.     2,567,293
   41,745     Monsanto Co. ......................      2,170,740
    9,452     Morton International, Inc. ........        310,144
    4,662     Nalco Chemical Co. ................        189,102
   11,281     Newmont Mining Corp. ..............        344,775
    6,228     Nucor Corp. .......................        339,037
    9,700     Owens-Illinois, Inc. ..............        419,525
    8,874     Pall Corp. ........................        190,791
    4,263     Phelps Dodge Corp. ................        275,230
    2,110     Potlatch Corp. ....................         90,862
   12,611     PPG Industries, Inc. ..............        856,760
   11,040     Praxair, Inc. .....................        567,870
    6,494     Raychem Corp. .....................        269,907
    5,229     Reynolds Metals Co. ...............        321,257
    4,355     Rohm & Haas Co. ...................        449,926
    7,036     Sigma Aldrich Corp. ...............        262,091
    7,114     Stone Container Corp. * ...........         88,925
    4,011     Temple-Inland, Inc. ...............        249,183
    5,064     Union Camp Corp. ..................        302,574

              Basic Materials (continued)

    8,738     Union Carbide Corp. ...............  $     437,992
    6,175     USX-U.S. Steel Group, Inc. ........        233,106
    7,228     Westvaco Corp. ....................        222,261
   14,082     Weyerhaeuser Co. ..................        795,633
    7,900     Willamette Industries, Inc. .......        296,744
    6,917     Worthington Industries, Inc. ......        125,371
                                                      ----------
                                                      30,645,069
                                                      ----------

              Transportation - 1.89%

    6,456     AMR Corp. * .......................        924,419
   10,860     Burlington Northern Santa Fe Corp.       1,129,440
    5,300     Case Corp. ........................        361,063
   15,466     CSX Corp. .........................        920,227
    5,285     Delta Air Lines, Inc. .............        624,951
    9,002     Ecolab, Inc. ......................        261,058
   10,789     FDX Corp. * .......................        767,368
   49,785     General Motors Corp. ..............      3,357,376
   23,176     Laidlaw, Inc. .....................        367,919
   27,125     Norfolk Southern Corp. ............      1,013,797
    5,289     Ryder Systems, Inc. ...............        200,982
   15,494     Southwest Airlines Co. ............        458,041
    6,395     US Airways Group, Inc. * ..........        474,029
   17,767     Union Pacific Corp. ...............        998,283
                                                      ----------
                                                      11,858,953
                                                      ----------

              Chemicals and Drugs - 0.23%

    5,135     Grace (W.R.) & Co. ................        429,735
    5,068     Mallinckrodt, Inc. ................        200,186
   21,959     Tenet Healthcare Corp. * ..........        797,386
                                                     -----------
                                                       1,427,307
                                                     -----------

              Metal and Mining - 0.12%

   12,282     Allegheny Teledyne, Inc. ..........        341,593
    2,858     ASARCO, Inc. ......................         76,273
   16,400     Battle Mountain Gold Co. ..........        104,550
   16,898     Placer Dome, Inc. .................        222,842
                                                     -----------
                                                         745,258
                                                     -----------
              Total Common Stocks                    606,905,505
                                                     -----------
              (Cost $332,594,292)


               See Notes to Financial Statements.

                             GALAXY
                             FUND II

Large Company Index Fund
PORTFOLIO OF INVESTMENTS (continued)
March 31, 1998

                                                          Value
 Par Value                                              (Note 2)
 ---------                                              --------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 3.29%

              Federal Home Loan Mortgage Corporation (B) - 3.05%
$19,141,000   5.90%, 04/01/98 ...................  $   19,141,000

              U.S. Treasury Bill (C) - 0.24%
  1,500,000     4.95%, 06/18/98 ...................     1,483,680
                                                   --------------
              Total U.S. Government
              and Agency Obligations ............      20,624,680
                                                   --------------
              (Cost $20,624,978)
Total Investments - 100.13% .....................     627,530,185
                                                   --------------
(Cost $353,219,270)

Net Other Assets and Liabilities - (0.13)% ......        (790,370)
                                                   --------------
Net Assets - 100.00% ............................  $  626,739,815
                                                   ==============

---------------------------
*      Non-income producing security.
ADR    American Depositary Receipt.
(A)    Discount yield at time of purchase.
(B) All or a portion of these securities are used as collateral on open futures contracts.
(C)    Security has been deposited as initial margin on open futures contracts

At March 31, 1998 the Fund's open futures contracts were as follows:

    Number of   Contract  Expiration    Opening      Current
    Contracts     Type       Date      Position   Market Value
    ---------     ----       ----      --------   ------------
       25     Russell 2000  Jun-98    $7,492,880   $7,773,500
                                       =========    =========

              See Notes to Financial Statements.

                            GALAXY
                            FUND II

Small Company Index Fund
PORTFOLIO OF INVESTMENTS
March 31, 1998

                                                          Value
  Shares                                                (Note 2)
  ------                                                --------
COMMON STOCK - 96.83%

              Consumer Staples - 19.94%

   27,000     AAR Corp. .........................  $     735,750
   17,900     ADAC Laboratories .................        413,938
   30,000     Alliance Pharmaceutical Corp. * ...        226,875
   21,600     Alpharma, Inc., Class A ...........        468,450
    9,100     Angelica Corp. ....................        209,869
   25,000     AnnTaylor Stores Corp. ............        410,938
   27,200     Apogee Enterprises, Inc. ..........        360,400
   31,000     Applebees International, Inc. .....        716,875
   44,600     Aztar Corp. * .....................        384,675
   28,000     Ballard Medical Products ..........        756,000
   25,900     Belden, Inc. ......................      1,084,563
   46,200     Bio-Technology General Corp. * ....        392,700
   17,300     Books-A-Million, Inc. * ...........        100,556
   18,700     Canandaigua Wine Co., Inc.,
              Class A * .........................      1,068,238
   24,700     Caraustar Industries, Inc. ........        815,100
   52,000     Casey's General Stores, Inc. ......        832,000
   28,200     Cato Corp., Class A ...............        334,875
    9,700     Chemed Corp. ......................        397,700
   61,200     Chiquita Brands International, Inc.        837,675
   16,000     Clarcor, Inc. .....................        532,000
    8,500     Coca-Cola Bottling Co. ............        490,875
   27,100     Cone Mills Corp. * ................        242,206
   14,300     Cooper Cos., Inc. .................        606,856
   19,800     Cor Therapeutics, Inc. * ..........        245,025
   32,700     Coventry Corp. * ..................        525,244
   16,300     Cross (A.T.) Co., Class A .........        189,488
        1     CVS Corp. .........................             76
    8,100     Damark International, Inc., Class A *      100,238
   15,500     Datascope Corp. ...................        403,000
   33,900     Dekalb Genetics Corp., Class B ....      2,267,063
   37,200     Delta & Pine Land Co. . ...........      1,934,400
   24,300     Delta Woodside Industries, Inc. ...        136,688
   13,200     Diagnostic Products Corp. .........        367,950
   42,100     Dimon, Inc. .......................        702,544
   22,400     Dress Barn, Inc. * ................        644,000
   20,200     Earthgrains Co. ...................        892,588
   24,045     Enzo Biochem, Inc. * ..............        378,709
   20,500     Filene's Basement Corp. * .........        110,188
   36,900     Fleming Cos. ......................        731,081
   38,500     Foodmaker, Inc. * .................        745,938
   11,400     Galey & Lord, Inc. * ..............        262,200
   20,300     G & K Services, Inc., Class A .....        890,663
   34,600     Genesis Health Ventures, Inc. * ...        973,125
   16,100     Gibbson Greetings, Inc. ...........        444,763
    7,300     Goodmark Foods, Inc. ..............        159,688
   28,800     Griffon Corp. * ...................        457,200
   24,900     Guilford Mills, Inc. ..............        734,550
   24,900     Gymboree Corp. * ..................        644,288
    8,500     Haggar Corp. ......................        125,375
   21,200     Hancock Fabrics, Inc. .............        329,925
   17,800     Harman International
              Industries, Inc. ..................        783,200
   32,900     Hartmarx Corp. * ..................        273,481
   10,500     Hauser, Inc. * ....................         84,000
   29,100     Invacare Corp. ....................        756,600
    8,600     J & J Snack Foods Corp. * .........        168,238
   10,200     Johnston Industries, Inc. .........         59,925
   18,600     Kaman Corp., Class A ..............        341,775

              Consumer Staples (continued)

   20,900     Kellwood Co. ......................  $     645,288
   50,900     Komag, Inc. * .....................        738,050
   17,000     Lechters, Inc. * ..................         96,688
   27,900     Lincare Holdings, Inc. * ..........      1,970,438
    9,400     Lindsay Manufacturing Co. .........        428,288
   18,700     Linens'N Things, Inc. .............      1,027,331
   36,300     Liposome Co., Inc. * ..............        201,919
   28,400     Magellan Health Services, Inc. * ..        738,400
   28,700     Mariner Health Group, Inc. * ......        491,488
   25,100     Medimmune, Inc. * .................      1,383,638
   20,500     The Men's Wearhouse, Inc. .........        758,500
   24,700     Mentor Corp. ......................        682,338
   50,775     Mohawk Industries, Inc. * .........      1,599,413
   11,100     Nash Finch Co. ....................        220,613
    7,200     National Presto Industries, Inc. ..        310,050
   18,800     Nature's Sunshine Products, Inc. ..        504,075
   39,700     Nautica Enterprises, Inc. * .......      1,220,775
   18,400     NBTY, Inc. * ......................      1,117,800
   31,000     North American Vaccine, Inc. * ....        542,500
   19,600     Noven Pharmaceuticals, Inc. * .....        128,625
   45,500     Oakwood Homes Corp. ...............      1,666,438
   12,000     Oshkosh B'Gosh, Inc., Class A .....        479,250
   31,600     Owens & Minor, Inc. ...............        570,775
    8,600     Oxford Industries, Inc. ...........        269,825
   19,700     PAREXEL International Corp. .......        615,625
   32,250     Patterson Dental Co. * ............        999,750
    6,800     Penford Corp. .....................        236,300
   13,100     Pharmaceutical Marketing
              Services, Inc. * ..................        193,225
   26,800     Phillips-Van Heusen Corp. .........        329,975
   61,500     PhyCor, Inc. * ....................      1,387,594
   66,700     Pier 1 Imports, Inc. ..............      1,809,238
   24,400     Polaris Industries, Inc. ..........        902,800
   13,300     Pope & Talbot, Inc. ...............        201,994
    8,500     Quaker Chemical Corp. .............        161,500
   22,400     Regis Corp. .......................        672,000
   21,500     Renal Care Group, Inc. * ..........        817,000
   30,700     Respironics, Inc. * ...............        888,381
   46,900     Richfood Holdings, Inc. ...........      1,500,800
   27,000     Roberts Pharmaceutical Corp. * ....        384,750
   23,800     Royal Appliance Manufacturing Co. *        142,800
   15,200     Ryland Group, Inc. ................        419,900
   25,500     Safeskin Corp. * ..................      1,883,813
   15,800     Schweitzer-Mauduit
              International, Inc. ...............        545,100
   29,400     SEQUUS Pharmaceuticals, Inc.* .....        310,538
   25,400     Shopko Stores, Inc. * .............        804,863
   16,100     Showboat, Inc. ....................        481,994
   17,600     Sierra Health Services, Inc. * ....        701,800
   35,600     Smithfield Foods, Inc. * ..........      1,228,200
   13,300     Standex International Corp. .......        407,313
   33,900     STERIS Corp. * ....................      1,830,600
   47,600     Stride Rite Corp. .................        645,575
   30,600     Summit Technology, Inc. * .........        166,388
   19,100     Sunrise Medical, Inc. * ...........        304,406
    9,400     Syncor International Corp. * ......        170,963
   24,300     TCBY Enterprises, Inc. ............        243,000
   20,400     TheraTech, Inc. * .................        201,450
   11,000     Timberland Co., Class A * .........        786,500
   31,000     Triarc Cos., Inc. * ...............        813,750
   22,600     United States Bioscience, Inc. ....        228,825

               See Notes to Financial Statements.

                             GALAXY
                             FUND II

Small Company Index Fund
PORTFOLIO OF INVESTMENTS (continued)
March 31, 1998

                                                          Value
  Shares                                                (Note 2)
  ------                                                --------
              Consumer Staples (continued)

   31,800     Universal Health Services, Inc.,
              Class B * .......................  $     1,836,450
   13,600     USA Detergents, Inc. * ..........          186,150
   28,800     UST, Inc. .......................          928,800
   41,700     Vicor Corp. * ...................        1,175,419
   15,300     VISX, Inc. * ....................          382,500
   15,300     WD-40 Co. .......................          465,694
   23,800     Whole Foods Market, Inc. * ......        1,660,050
   25,300     Williams-Sonoma, Inc. * .........        1,464,238
                                                      ----------
                                                      79,592,846
                                                      ----------


              Consumer Cyclical - 19.27%

   19,700     ABM Industries, Inc. ..............        611,931
   22,600     ADVO, Inc. * ......................        624,325
    8,500     Amcast Industrial Corp. ...........        183,813
   28,200     American Oncology Resources, Inc. *        430,050
   23,400     Applied Magnetics Corp. * .........        270,563
   58,050     Arbor Drugs, Inc. .................      1,367,803
   29,000     Arctic Cat, Inc. ..................        270,063
   12,100     Ashworth, Inc. * ..................        207,213
   11,600     Au Bon Pain Co., Inc., Class A * ..         97,875
   22,200     Authentic Fitness Corp. ...........        441,225
   13,800     Baker (J.), Inc. ..................        108,675
   12,900     Bassett Furniture Industries, Inc.         395,869
    8,860     Bell Industries, Inc. .............        125,148
   13,600     Bell Sports Corp. * ...............        116,450
    8,600     Bertucci's, Inc. * ................         66,113
   36,637     Bombay Co.,Inc. ...................        183,185
   17,800     Bowne & Co., Inc. .................        736,475
   31,400     Breed Technologies, Inc. ..........        732,013
   17,800     Brown Group, Inc. .................        255,875
   11,800     Building Materials Holding Corp. *         160,775
    7,600     Butler Manufacturing Co. ..........        273,600
   43,670     CKE Restaurants, Inc. .............      1,604,873
   11,500     CPI Corp. .........................        291,094
   24,400     CapStar Hotel Co. .................        846,375
   11,100     Carmike Cinemas, Inc., Class A * ..        356,588
   24,000     Cash America International, Inc. ..        390,000
   47,200     Champion Enterprises, Inc. * ......      1,259,650
   10,800     The Cheesecake Factory, Inc. * ....        359,775
   18,600     CIBER, Inc. * .....................      1,300,838
  174,600     Cineplex Odeon Corp. * ............        294,638
    8,700     Collagen Corp. ....................        192,488
   12,400     Consolidated Graphics, Inc. .......        717,650
   20,250     Consolidated Products, Inc. * .....        389,813
   12,100     Curative Health Services, Inc. ....        403,081
   10,700     Cyrk International, Inc. * ........        165,850
   17,900     Dames & Moore Group ...............        238,294
   15,500     Designs, Inc. * ...................         31,000
   33,100     DEVRY, Inc. * .....................      1,131,606
   16,400     Discount Auto Parts, Inc. * .......        397,700
   11,100     Dixie Group, Inc. * ...............        128,344
   21,100     ETEC Systems, Inc. * ..............      1,244,900
   28,600     Eagle Hardware & Garden, Inc. * ...        504,075
   15,100     Envoy Corp. * .....................        649,300
   28,400     Ethan Allen Interiors, Inc. .......      1,696,900
   16,300     Express Scripts, Inc., Class A * ..      1,381,934
   17,800     Fabri-Centers of America, Inc.,
              Class A * .........................        554,025

              Consumer Cyclical (continued)

   38,300     Fedders Corp. .....................  $     220,225
   24,000     Franklin Covey Co. * ..............        583,500
    7,800     GC Cos., Inc. * ...................        408,038
   17,800     Galoob Toys, Inc. * ...............        176,888
    5,200     Global Motorsport Group, Inc. * ...         94,250
   10,400     Gottschalks, Inc. * ...............         82,550
   41,400     Grand Casinos, Inc. * .............        706,388
   20,000     Ha-Lo Industries Inc. * ...........        698,750
   17,800     Henry (Jack) & Associates, Inc. ...        640,800
   23,600     Hollywood Park, Inc. * ............        277,300
   13,300     Huffy Corp. .......................        215,294
    9,400     IHOP Corp. * ......................        360,725
   20,100     Immune Response Corp.* ............        197,231
   14,200     Innovex, Inc. .....................        346,125
   11,500     Integrated Circuit Systems, Inc. *         240,781
   39,963     Integrated Health Services, Inc. ..      1,571,045
   38,600     Interim Services, Inc. ............      1,302,750
   25,700     Jan Bell Marketing, Inc. * ........        126,894
   18,300     Juno Lighting, Inc. ...............        386,588
   28,400     Just For Feet, Inc. * .............        578,650
    6,000     K-Swiss, Inc., Class A ............        115,500
   16,400     K2, Inc. ..........................        365,925
    8,799     LCA-Vision, Inc. ..................         15,673
   12,800     LSB Industries, Inc. ..............         56,000
   17,800     La-Z-Boy, Inc. ....................        888,888
   25,000     Landry's Seafood Restaurants, Inc. *       768,750
    9,500     Lillian Vernon Corp. ..............        165,656
   23,100     Luby's Cafeterias, Inc. ...........        438,900
   28,800     Marcus Corp. ......................        507,600
   16,800     Medusa Corp. ......................      1,026,900
   15,800     Merrill Corp. .....................        347,600
   16,200     Metro Networks, Inc. * ............        696,600
   23,300     Michaels Stores, Inc. * ...........        870,838
   18,350     Myers Industries, Inc. ............        383,056
   18,300     NCS Healthcare, Inc., Class A .....        613,050
   18,000     NFO Worldwide, Inc. ...............        378,000
    3,785     NSC Corp. .........................          7,570
   32,700     National Data Corp. ...............      1,359,094
   16,900     Thomas Nelson, Inc. ...............        232,375
   23,800     Norrell Corp. .....................        536,988
   20,700     O'Reilly Automotive, Inc. * .......        570,544
   43,000     Orthodontic Centers of America, Inc. *     932,563
   28,000     PSS World Medical, Inc. ...........        658,000
   39,267     Paragon Health Network, Inc. ......        780,432
   11,100     Park Electrochemical Corp. ........        286,519
   14,400     Pediatrix Medical Group, Inc. .....        669,600
   23,600     Photronics, Inc. * ................        660,800
   13,021     Pillowtex Corp. ...................        630,705
   31,000     Players International, Inc. * .....        153,063
    3,900     Plenum Publishing Corp. ...........        254,475
   28,000     Primadonna Resorts, Inc. * ........        441,000
   26,800     Primark Corp. * ...................      1,145,700
   39,400     Prime Hospitality Corp. * .........        768,300
   32,800     Regal Cinemas, Inc. * .............        984,000
   25,800     Regeneron Pharmaceuticals, Inc.* ..        190,275
   11,500     Republic Group, Inc. ..............        234,313
    9,600     Rival Co. .........................        165,600
   48,500     Ross Stores, Inc. .................      2,140,063
   17,500     Ruby Tuesday, Inc. * ..............        551,250

               See Notes to Financial Statements.

                             GALAXY
                             FUND II

Small Company Index Fund
PORTFOLIO OF INVESTMENTS (continued)
March 31, 1998

                                                          Value
  Shares                                                (Note 2)
  ------                                                --------
              Consumer Cyclical (continued)
   11,600     Rural/Metro Corp. * ...............  $     381,350
   21,600     Russ Berrie & Co., Inc. ...........        654,750
   47,100     Ryan's Family Steakhouses, Inc. * .        426,844
   18,200     SEI Investments Co. ...............      1,242,150
   11,600     SPX Corp. * .......................        885,225
   47,800     S3, Inc. * ........................        337,588
   16,400     St. John Knits, Inc. ..............        774,900
   48,100     Shoney's, Inc. * ..................        249,519
   18,200     ShowBiz Pizza Time, Inc. * ........        606,288
   18,500     Smith (A.O.) Corp. ................        827,875
   24,100     Sola International, Inc. * ........        998,644
   13,400     Sonic Corp. * .....................        448,900
   12,300     Spartan Motors, Inc. ..............         96,863
   31,200     The Sports Authority, Inc. * ......        510,900
   13,000     Standard Motor Products, Inc. .....        249,438
   29,700     Standard Pacific Corp. ............        451,069
   22,700     Stein Mart, Inc. * ................        808,688
   26,600     Sturm Ruger & Co., Inc. ...........        548,625
    8,100     Swiss Army Brands, Inc. * .........         95,175
   23,500     TBC Corp. * .......................        235,000
   20,900     TCSI Corp. * ......................        148,913
   15,500     Taco Cabana, Class A * ............        106,563
   15,750     Thomas Industries, Inc. ...........        350,438
    8,100     Thor Industries, Inc. .............        331,594
    7,700     Three-Five Systems, Inc. * ........        145,819
   33,700     Toll Brothers, Inc. * .............        947,813
   12,000     Toro Co. ..........................        459,750
   21,900     Trimble Navigation, Ltd. * ........        390,094
   43,600     True North Communications, Inc. ...      1,438,800
   29,100     Tultex Corp. * ....................        110,944
   20,100     Ultratech Stepper, Inc. * .........        409,538
   11,400     U.S. Home Corp. * .................        522,263
   23,900     Vertex Pharmaceuticals, Inc. * ....        763,306
   12,800     Vital Signs, Inc. .................        289,600
    8,500     Walbro Corp. ......................        104,125
    9,100     Wall Data, Inc. * .................        136,500
   15,000     Watsco, Inc. ......................        403,125
   31,100     Westwood One, Inc. * ..............        964,100
   25,100     Winnebago Industries, Inc. ........        296,494
   41,300     Wolverine World Wide, Inc. ........      1,166,725
   33,200     World Color Press, Inc. * .........      1,153,700
    6,100     Zoll Medical Corp. * ..............         34,313
                                                      ----------
                                                      76,901,075
                                                      ----------

              Finance - 15.83%

   17,600     Access Health, Inc. ...............        646,800
   30,300     Allied Group, Inc. ................        977,175
   40,600     American Bankers Insurance Group,
              Inc. ..............................      2,618,700
   35,000     AMRESCO, Inc. * ...................      1,146,250
   25,400     Astoria Financial Corp. ...........      1,570,038
   15,700     Capital Re Corp. ..................      1,008,725
   20,300     CCB Financial Corp. ...............      2,244,419
   25,500     Centura Banks, Inc. ...............      1,816,875
    2,955     Charter One Financial, Inc. .......        197,800
   22,200     CMAC Investment Corp. .............      1,481,850
   18,400     Coast Federal Litigation
              Contingent Payment Rights
              Trust .............................        299,000

              Finance (continued)

   16,200     Commerce Bancorp, Inc. ............  $     892,013
   38,150     Commercial Federal Corp. ..........      1,387,706
    9,900     CompDent Corp. * ..................        152,213
        1     Crestar Financial Corp. ...........             30
   22,200     Cullen/Frost Bankers, Inc. ........      1,311,188
   12,100     Dain Rauscher Corp. ...............        696,506
   18,500     Delphi Financial Group, Class A ...        985,125
   42,000     Deposit Guaranty Corp. ............      2,378,250
   26,400     Downey Financial Corp. ............        854,700
   18,400     Eaton Vance Corp. .................        886,650
   17,900     Enhance Financial Services Group, Inc.   1,242,931
    9,400     Executive Risk, Inc. ..............        669,750
   21,560     Fidelity National Financial, Inc. .        792,330
   16,950     First American Financial Corp. ....      1,084,800
   36,645     First Commercial Corp. ............      2,562,860
   15,000     FirstBank Puerto Rico .............        690,938
   32,200     Fremont General Corp. .............      1,893,763
   29,200     Frontier Insurance Group, Inc. ....        806,650
   16,100     Gallagher (Arthur J.) & Co. .......        697,331
   21,900     HUBCO, Inc. .......................        839,044
   13,300     Hilb, Rogal & Hamilton Co. ........        246,881
    9,700     JSB Financial, Inc. ...............        542,594
   52,600     Keystone Financial, Inc. ..........      2,156,600
   26,500     Legg Mason, Inc. ..................      1,571,781
   13,400     Life Re Corp. .....................        988,250
   32,800     Magna Group, Inc. .................      1,904,450
   18,000     MDC Holdings, Inc. ................        319,500
   37,000     Mutual Risk Management, Ltd. ......      1,253,375
   18,000     NAC Re Corp. ......................        943,875
   12,300     ONBANCorp, Inc. ...................        851,775
   27,400     Orion Capital Corp. ...............      1,498,437
   44,600     PMT Services, Inc. ................        800,013
   24,700     Pioneer Group, Inc. ...............        771,875
   18,400     Piper Jaffray Cos., Inc. ..........        680,800
   30,500     Protective Life Corp. .............      2,226,500
   39,300     Provident Financial Group .........      2,073,075
   31,300     Raymond James Financial, Inc. .....      1,363,506
   30,100     Riggs National Corp. ..............        850,325
   29,000     Selective Insurance Group, Inc. ...        779,375
  127,747     Sovereign Bancorp, Inc. ...........      2,323,402
   33,700     St. Paul Bancorp, Inc. ............        855,138
   11,800     Trenwick Group, Inc. ..............        442,500
   19,300     U.S. Trust Corp. ..................      1,268,975
   18,900     Whitney Holding Corp. .............      1,134,000
   17,400     Zenith National Insurance Co. .....        503,513
                                                      ----------
                                                      63,182,925
                                                      ----------

              Technology - 15.76%

   51,000     Acxiom Corp. * ....................      1,306,875
   37,100     Advanced Tissue Sciences, Inc. * ..        346,653
   26,500     Allen Telecom, Inc. * .............        417,375
   21,750     Analysts International Corp. ......        636,188
   47,500     Anixter International, Inc. * .....        875,781
   24,500     Auspex Systems, Inc. * ............        214,375
   24,900     BISYS Group, Inc. * ...............        877,725
   27,100     BMC Industries, Inc. ..............        526,756
   20,600     BancTec, Inc.* ....................        507,275

               See Notes to Financial Statements.

                             GALAXY
                             FUND II

Small Company Index Fund
PORTFOLIO OF INVESTMENTS (continued)
March 31, 1998

                                                         Value
  Shares                                                (Note 2)
  ------                                                --------
              Technology (continued)

   21,600     BE Aerospace, Inc. * ..............  $     607,500
   11,400     Benchmark Electronics, Inc. * .....        271,463
   27,150     Boole & Babbage, Inc. .............        665,175
   13,200     BroadBand Technologies, Inc. * ....        102,300
   20,500     Broderbund Software, Inc. * .......        374,125
   35,250     Burr-Brown Corp. ..................        881,250
    9,600     C-Cor Electronics, Inc. * .........        128,400
   35,700     C-Cube Microsystems, Inc. * .......        664,913
   19,600     CDI Corp. * .......................        844,025
   22,050     Cable Design Technologies .........        664,256
   16,100     California Microwave, Inc. * ......        344,138
   19,400     Catalina Marketing Corp. * ........      1,020,925
    6,900     Centigram Communications Corp. * ..         91,425
   24,300     Cephalon, Inc. * ..................        340,200
   32,600     Cerner Corp. * ....................        698,863
   40,400     Cognex Corp. * ....................        863,550
   22,400     Coherent, Inc. * ..................        541,800
    2,979     CommNet Cellular, Inc. * ..........        107,244
   20,200     Computer Task Group, Inc. .........        831,988
   40,915     Comverse Technology, Inc. * .......      1,999,721
   18,500     Cygnus, Inc. * ....................        305,250
   26,400     Dallas Semiconductor Corp. ........        887,700
   15,600     Dialogic Corp. * ..................        665,925
   13,300     Digi International, Inc. * ........        366,581
   16,900     Dynatech Corp. * ..................        814,369
    9,700     Electro Scientific Industries, Inc.        374,663
   22,100     Exabyte Corp. .....................        190,613
   12,500     Fair Isaac & Co., Inc. ............        471,875
   15,000     FileNet Corp. * ...................        733,125
   63,200     FirstMerit Corp. ..................      2,121,150
   14,500     Flow International Corp. * ........        147,719
   35,600     General Semiconductor, Inc. .......        424,975
   23,000     Gerber Scientific, Inc. ...........        599,438
   10,300     Hadco Corp. * .....................        408,138
   10,200     Harmon International Industries,
              Inc. ..............................        207,825
   19,300     Helix Technology Corp. ............        386,000
   37,400     IDEXX Laboratories, Inc. * ........        673,200
   42,800     Input/Output, Inc. * ..............      1,000,450
   26,600     Insituform Technologies, Inc.,
              Class A * .........................        297,588
   22,600     Interface, Inc. ...................        939,313
   50,600     International Rectifier Corp. * ...        594,550
   24,400     Inter-Tel, Inc. ...................        657,275
   16,200     InterVoice, Inc. ..................        150,863
   15,500     Ionics, Inc. * ....................        667,469
   13,200     Itron, Inc. * .....................        256,575
   26,000     Kent Electronics Corp. * ..........        547,625
    8,100     Kronos, Inc. * ....................        284,513
   13,800     Kuhlman Corp. * ...................        671,888
   12,600     Landstar System, Inc. * ...........        406,350
   22,400     Lattice Semiconductor Corp. * .....      1,152,200
   16,700     Marshall Industries * .............        557,363
   15,300     Material Sciences Corp. * .........        167,344
   17,000     Marquette Medical Systems, Inc. ...        471,750
   10,400     McWhorter Technologies, Inc. * ....        263,250
   34,100     Methode Electronics, Inc., Class A         509,369
   15,300     MicroAge, Inc. * ..................        193,163
   52,600     Microchip Technology, Inc. * ......      1,104,600
   17,500     Molecular Biosystems, Inc. * ......        161,875
    6,600     Nashua Corp. * ....................         96,113

              Technology (continued)

   30,200     National Computer Systems, Inc. ..   $     679,500
   20,700     Network Equipment Technologies, Inc. *     336,375
   32,000     Novellus Systems, Inc. * .........       1,384,000
   18,100     Oak Industries, Inc. * ...........         588,250
   40,600     P-COM, Inc. * ....................         812,000
   47,200     Paxar Corp. * ....................         669,650
   33,600     PictureTel Corp. * ...............         226,800
   25,300     Pioneer Standard Electronics, Inc.         309,925
   22,400     Platinum Software Corp. * ........         520,800
   60,700     PLATINUM Technology, Inc. * ......       1,563,025
   14,000     Plexus Corp. .....................         278,250
   12,400     Progress Software Corp. * ........         372,000
   17,800     Protein Design Laboratories, Inc. *        698,650
   19,200     Resound Corp. * ..................         105,600
   11,900     SPS Technologies, Inc. * .........         641,856
   20,000     Sanmina Corp. * ..................       1,398,750
    9,800     Spacelabs Medical, Inc. * ........         216,825
   13,000     Speedfam International, Inc. * ...         335,563
   13,900     Standard Microsystems Corp. * ....         135,525
   11,900     Steel Technologies, Inc. .........         142,428
   15,500     Symmetricom, Inc. * ..............         110,438
   42,200     System Software Associates, Inc. *         325,731
   46,200     Tech Data Corp. * ................       1,778,700
   25,300     Technology Solutions Co. .........         670,450
   24,500     Tracor, Inc. * ...................         785,531
   22,800     Unitrode Corp. * .................         424,650
   45,500     VLSI Technology, Inc. * ..........         853,125
   21,500     Valence Technology, Inc. * .......         106,156
   42,500     Vanstar Corp. ....................         531,250
   24,000     Vantive Corp. * ..................         877,500
   34,100     Vitesse Semiconductor Corp. * ....       1,608,028
   14,400     Volt Information Sciences, Inc. ..         802,800
   23,900     WMS Industries, Inc. * ...........         748,369
    8,200     Watkins-Johnson Co. ..............         221,913
   11,000     Whittaker Corp. * ................         153,313
   20,800     X-Rite, Inc. .....................         262,600
   20,100     Xircom, Inc. * ...................         277,631
   41,610     Xylan Corp. ......................       1,014,244
   23,900     Zebra Technologies Corp., Class A *        920,150
   12,100     Zero Corp. .......................         341,825
                                                      ----------
                                                      62,912,472
                                                      ----------

              Basic Materials - 5.87%

   11,500     Acme Metals, Inc. * ...............        105,656
   28,500     Amcol International Corp. .........        431,063
   21,400     Applied Industrial Technologies,
              Inc. ..............................        576,463
    9,300     Astec Industries, Inc. * ..........        237,150
   19,700     Barnes Group, Inc. ................        656,256
   29,300     Birmingham Steel Corp. ............        479,788
   21,600     Brady (W.H.) Co., Class A .........        723,600
   37,600     Buckeye Technologies, Inc. * ......        799,000
   15,300     CTS Corp. .........................        519,244
   11,500     Cambrex Corp. .....................        579,313
   13,900     Castle (A.M.) & Co. ...............        321,438
   20,400     Chemfirst, Inc. ...................        540,600
   10,100     Commonwealth Industries, Inc. .....        176,119
   35,000     Corn Products International, Inc. .      1,255,625

               See Notes to Financial Statements.

                             GALAXY
                             FUND II

Small Company Index Fund
PORTFOLIO OF INVESTMENTS (continued)
March 31, 1998

                                                          Value
  Shares                                                (Note 2)
  ------                                                --------
              Basic Materials (continued)
   14,700     Dravo Corp. * .....................  $     158,944
   23,600     Geon Co. ..........................        528,050
   25,600     Getchell Gold Corp. * .............        534,400
   30,700     Glamis Gold, Ltd. .................        128,556
   11,900     Handy & Harman ....................        418,731
    8,300     Insteel Industries, Inc. ..........         65,881
   12,324     Intermagnetics General Corp. ......        137,105
   24,900     Intermet Corp. ....................        560,250
   26,200     Justin Industries, Inc. ...........        368,438
   10,800     Lawson Products, Inc. .............        288,900
   22,400     Lilly Industries, Inc., Class A ...        442,400
   10,600     Lone Star Industries, Inc. ........        736,038
   14,600     Lukens, Inc. ......................        477,238
   16,900     Lydall, Inc. * ....................        305,256
   24,600     MacDermid, Inc. ...................        707,250
   27,700     Mississippi Chemical Corp. ........        555,731
   17,300     Mueller Industries, Inc. * ........      1,095,306
   30,500     Mycogen Corp. * ...................        554,719
   24,300     Northwestern Steel & Wire Co. * ...         88,847
   21,400     Om Group, Inc. ....................        901,475
   15,800     O'Sullivan Corp. ..................        148,125
   13,500     Quanex Corp. ......................        405,844
   18,400     Scotts Co., Class A * .............        637,100
   18,200     Shorewood Packaging Corp. * .......        487,988
   20,000     Stillwater Mining Co. * ...........        506,250
   16,000     Telxon Corp. ......................        424,000
   21,500     Texas Industries, Inc. ............      1,242,969
   15,700     Technitrol, Inc. ..................        615,244
   12,100     Tredegar Industries, Inc. .........        876,494
   16,800     Universal Forest Products, Inc. ...        285,600
   24,000     WHX Corp. * .......................        391,500
   13,700     Wolverine Tube, Inc. * ............        549,713
   18,600     Wynn's International, Inc. ........        423,150
                                                      ----------
                                                      23,448,807
                                                      ----------

              Capital Goods - 5.49%

   12,900     Alliant Techsystems, Inc. * .......        809,475
   40,500     American Management Systems, Inc. *      1,113,681
   14,500     Amtech Corp. * ....................         57,094
   27,200     Applied Power, Inc., Class A ......      1,047,200
   17,800     AptarGroup, Inc. ..................      1,069,113
   34,533     Baldor Electric Co. ...............        930,233
   38,000     Blount International, Inc., Class A      1,130,500
   34,200     Checkpoint Systems, Inc. ..........        726,750
   13,100     Circon Corp. * ....................        218,606
   15,000     Commercial Metals Co. .............        525,000
    6,800     Continental Homes Holding Corp. ...        316,200
   16,900     Daniel Industries, Inc. ...........        339,056
   36,200     Digital Microwave Corp. * .........        533,950
   11,900     Dionex Corp. * ....................        663,425
   18,900     Electroglas, Inc. * ...............        302,400
   34,200     Gentex Corp. * ....................      1,160,663
   22,400     Global Industrial Technologies,
              Inc. * ............................        369,600
      975     Gradco Systems, Inc. ..............          6,947
   30,300     Harland (John H.) Co. .............        471,544
   12,900     Hologic, Inc. .....................        357,975

              Capital Goods (continued)

   15,700     Hughes Supply, Inc. ...............  $     568,144
   12,400     IMCO Recycling, Inc. ..............        215,450
   43,200     JLG Industries, Inc. ..............        718,200
   38,400     KEMET Corp. * .....................        712,800
   22,000     Kulicke & Soffa Industries, Inc. *         478,500
   17,100     Manitowoc Co., Inc. ...............        660,488
   30,600     Orbital Sciences Corp. * ..........      1,373,175
   12,100     Pacific Scientific Co. ............        366,781
   20,400     Regal Beloit Corp. ................        647,700
   10,800     Robbins & Myers, Inc. .............        411,750
   30,000     Roper Industries, Inc. ............        890,625
   17,900     Simpson Industries, Inc. ..........        250,600
    9,900     Skyline Corp. .....................        301,950
   15,000     Southern Energy Homes, Inc. * .....        181,875
   12,700     Stone & Webster, Inc. .............        593,725
   12,700     TETRA Technologies, Inc. * ........        314,325
   21,500     Titan International, Inc. .........        413,875
   26,700     Valmont Industries, Inc. ..........        647,475
                                                      ----------
                                                      21,896,850
                                                      ----------

              Utilities - 4.50%

   16,400     ACC Corp.* ........................        873,300
    6,900     Aquarion Co. ......................        223,819
   48,200     Aspect Telecommunications Corp.* ..      1,292,363
   29,000     Atmos Energy Corp. ................        859,125
    7,200     Bangor Hydro-Electric Co. .........         56,700
   10,700     Cascade Natural Gas Corp. .........        176,550
   17,400     Central Hudson Gas & Electric Corp.        759,075
   11,400     Central Vermont Public Service Corp.       169,575
   13,500     Cilcorp, Inc. .....................        651,375
   21,400     Commonwealth Energy System ........        853,325
   10,100     Connecticut Energy Corp. ..........        310,575
    8,600     Consumers Water Co. ...............        177,375
   20,300     Eastern Utilities Associates ......        553,175
   40,900     General Communication, Inc.,
              Class A * .........................        324,644
    5,000     Green Mountain Power Corp. ........         94,375
    9,500     Interstate Power Co. ..............        340,219
   17,900     New Jersey Resources Corp. ........        701,456
   22,200     Northwest Natural Gas Co. .........        624,375
   13,500     Orange & Rockland Utilities, Inc. .        605,813
    9,500     Pennsylvania Enterprises, Inc. ....        239,875
   25,200     Philadelphia Suburban Corp. .......        543,375
   29,300     Piedmont Natural Gas Co., Inc. ....      1,018,175
   19,300     Public Service Co. of
              North Carolina ....................        395,650
   30,500     Sierra Pacific Resources ..........      1,145,656
    8,800     Southern California Water Co. .....        228,800
   26,300     Southwest Gas Corp. ...............        549,013
   24,500     Southwestern Energy Co. ...........        260,313
   59,500     Tel-Save Holdings, Inc. * .........      1,353,625
   12,800     TNP Enterprises, Inc. .............        423,200
   13,900     United Illuminating Co. ...........        672,413
   34,100     United Water Resources, Inc. ......        615,931
   18,200     Wicor, Inc. .......................        880,425
                                                      ----------
                                                      17,973,665
                                                      ----------

               See Notes to Financial Statements.

                             GALAXY
                             FUND II

Small Company Index Fund
PORTFOLIO OF INVESTMENTS (continued)
March 31, 1998

                                                          Value
  Shares                                                (Note 2)
  ------                                                --------
              Energy - 4.50%
   31,100     Barrett Resources Corp. * .........  $   1,086,556
   28,200     Benton Oil & Gas Co. * ............        311,963
   22,500     Cabot Oil & Gas Corp., Class A ....        509,063
   39,750     Cross Timbers Oil Co. .............        799,969
   31,800     Devon Energy Corp. ................      1,236,225
   25,800     Energen Corp. .....................        567,600
   16,800     HS Resources, Inc. * ..............        262,500
   28,900     KCS Energy, Inc. ..................        462,400
   41,200     KN Energy, Inc. ...................      2,433,375
   34,800     Newfield Exploration Co. * ........        906,975
   44,330     Ocean Energy, Inc. ................      1,044,526
   23,600     Oceaneering International, Inc. * .        466,100
   20,800     Offshore Logistics, Inc. * ........        413,400
   16,400     Plains Resources, Inc. * ..........        278,800
   32,900     Pogo Producing Co. ................      1,044,575
   18,700     Pool Energy Services Co. * ........        437,113
   45,800     Pride International, Inc. * .......      1,093,475
   20,600     Remington Oil & Gas Corp. .........        127,463
   97,200     Santa Fe Energy Resources, Inc. * .      1,069,200
   19,800     Seitel, Inc. ......................        299,475
   33,200     Snyder Oil Corp. ..................        676,450
   10,700     St. Mary Land & Exploration Co. ...        408,941
   43,500     Tuboscope Vetco International
              Corp. * ...........................        826,500
   50,800     Vintage Petroleum, Inc. ...........      1,066,800
    8,800     Wiser Oil Co. .....................        112,200
                                                      ----------
                                                      17,941,644
                                                      ----------

              Transportation - 3.34%

   33,850     Air Express International Corp. ...        899,141
   30,900     American Freightways Corp. * ......        339,900
   19,300     Arkansas Best Corp. * .............        211,094
   25,950     Central Parking Corp. .............      1,239,113
   66,150     Comair Holdings, Inc. .............      1,752,975
   24,000     Expeditors International of
              Washington, Inc. ..................      1,029,000
   34,700     Fritz Cos., Inc. * ................        550,863
   16,400     Frozen Food Express Industries, Inc.       154,775
   29,700     Heartland Express, Inc. * .........        824,175
   11,200     Insurance Auto Auctions, Inc. * ...        123,200
   24,500     Kirby Corp. * .....................        589,531
   11,900     M.S. Carriers, Inc. * .............        403,113
   20,500     Pittston Burlington Group .........        320,313
    9,100     Railtex, Inc. .....................        150,150
   63,000     Rollins Truck Leasing Corp. .......        870,188
   10,000     Skywest, Inc. .....................        365,000
   16,600     Standard Products Co. .............        546,763
   25,100     USFreightways Corp. ...............        903,600
   18,800     Wabash National Corp. .............        545,200
   37,700     Werner Enterprises, Inc. ..........        961,350
   27,800     Yellow Corp. * ....................        531,675
                                                      ----------
                                                      13,311,119
                                                      ----------

              Durable Goods - 0.95%

   18,200     Figgie International, Inc.,
              Class A * ........................         252,525
   27,300     Halter Marine Group, Inc. * ......         433,388
   17,000     Hyperion Software Corp. * ........         752,250
   46,500     Read-Rite Corp. * ................         642,281
   41,700     Valassis Communications, Inc. * ..       1,709,700
                                                      ----------
                                                       3,790,144
                                                      ----------

              Building and Construction - 0.48%

   36,600     D.R. Horton, Inc. ................         777,750
   53,200     Morrison Knudsen Corp. * .........         595,175
   17,300     TJ International, Inc. ...........         553,600
                                                      ----------
                                                       1,926,525
                                                      ----------

              Business Services - 0.31%

   30,800     Billing Information Concepts
              Corp. * ...........................        798,875
   13,000     New England Business Service, Inc.         445,250
                                                      ----------
                                                       1,244,125
                                                      ----------

              Consumer Products - 0.27%

   30,000     Footstar, Inc. * ..................      1,080,000
                                                      ----------

              Metals and Mining - 0.16%


   21,700     Coeur d'Alene Mines Corp. * .......        279,388
   54,600     HECLA Mining Co. * ................        361,725
                                                     -----------
                                                         641,113
                                                     -----------

              Electronics - 0.10%

   17,200     Fluke Corp. .......................        410,650
                                                     -----------

              Aerospace - Airlines - 0.06%

   28,000     Mesa Air Group, Inc. * ............        257,250
                                                     -----------

              Total Common Stocks ...............    386,511,210
                                                     -----------
              (Cost $305,286,524)

               See Notes to Financial Statements.

                             GALAXY
                             FUND II

Small Company Index Fund
PORTFOLIO OF INVESTMENTS (continued)
March 31, 1998

    Par                                                   Value
   Value                                                (Note 2)
   -----                                                --------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 1.96%

              Federal Home Loan Mortgage Corporation (B) - 1.59%

$6,347,000    5.90%, 04/01/98 ...................  $   6,347,000
                                                   -------------
              U.S. Treasury Bill (C) - 0.37%

1,500,000     4.95%, 06/18/98 ...................      1,483,680
                                                   -------------
              Total U.S. Government and
              Agency Obligations ................      7,830,680
                                                   -------------
              (Cost $7,830,977)

Total Investments - 98.79% ......................    394,341,890
(Cost $313,117,501)                                -------------



Net Other Assets and Liabilities - 1.21% ........      4,819,699
                                                   -------------
Net Assets - 100.00% ............................  $ 399,161,589
                                                   =============

----------------------------------
*      Non-income producing security.
(A)    Discounted yield at time of purchase.
(B) All or a portion of these securities are used as collateral on open futures contracts.
(C)    Security has been deposited as intial margin on open futures contracts.

At March 31, 1998 the Fund's open futures contracts were as follows:

    Number of   Contract  Expiration    Opening      Current
    Contracts     Type       Date      Position   Market Value
    ---------     ----       ----      --------   ------------
       25     Russell 2000  Jun-98    $5,873,575   $6,087,500
                                      ==========   ==========

               See Notes to Financial Statements.

                                     GALAXY
                                     FUND II
Utility Index Fund
PORTFOLIO OF INVESTMENTS
March 31, 1998

                                                          Value
  Shares                                                (Note 2)
  ------                                                --------
COMMON STOCKS - 99.10%

              Utilities - 86.72%
   27,900     Ameren Corp. ......................  $   1,175,288
   38,500     American Electric Power Co., Inc. .      1,934,625
   30,000     Baltimore Gas & Electric Co. ......        980,625
   30,500     Carolina Power & Light Co. ........      1,380,125
   43,100     Central & South West Corp. ........      1,152,925
   32,000     Cinergy Corp. .....................      1,184,000
   11,300     Columbia Energy Group .............        878,575
   47,700     Consolidated Edison Co. of New York      2,229,975
   19,400     Consolidated Natural Gas Co. ......      1,119,138
   29,500     DTE Energy Co. ....................      1,159,719
   39,300     Dominion Resources, Inc. ..........      1,650,600
   73,000     Duke Energy Corp. .................      4,348,063
   77,400     Edison International ..............      2,273,622
   49,500     Entergy Corp. .....................      1,472,625
   36,900     FPL Group, Inc. ...................      2,370,825
   25,700     GPU, Inc. .........................      1,137,225
   57,400     Houston Industries, Inc. ..........      1,650,250
   29,300     Niagara Mohawk Power Corp. * ......        380,900
    9,800     NICOR, Inc. .......................        414,050
   15,100     Northern States Power Co. .........        890,900
    6,300     Oneok, Inc. .......................        256,725
   16,900     Pacific Enterprises ...............        689,731
   60,200     PacifiCorp ........................      1,482,425
   45,200     PECO Energy Co. ...................      1,000,050
    7,100     Peoples Energy Corp. ..............        258,263
   89,000     PG & E Corp. ......................      2,937,000
   33,700     PP & L Resources, Inc. ............        796,163
   47,100     Public Service Entreprise
              Group, Inc. .......................      1,783,913
  140,100     Southern Co. ......................      3,879,019
   50,001     Texas Utilities Co. ...............      1,965,664
   43,900     Unicom Corp. ......................      1,536,500
   64,900     Williams Cos., Inc. ...............      2,076,800
                                                   -------------
                                                      48,446,308
                                                   -------------

              Energy - 12.38%

   21,500     Coastal Corp. .....................  $   1,400,188
    4,100     Eastern Enterprises ...............        176,300
   63,200     Enron Corp. .......................      2,930,900
   46,700     FirstEnergy Corp. .................      1,438,944
   22,300     Sonat, Inc. .......................        970,050
                                                   -------------
                                                       6,916,382
                                                   -------------
              Total Common Stocks ...............     55,362,690
                                                   -------------
              (Cost $43,478,343)

Par Value
---------

U.S. AGENCY OBLIGATION (A) - 0.69%

              Federal Home Loan Mortgage Corporation

$ 387,000     5.90%, 04/01/98 ...................        387,000
                                                   -------------

              Total U.S. Agency Obligation ......        387,000
                                                   -------------
              (Cost $387,000)


Total Investments - 99.79% ......................     55,749,690
(Cost $43,865,343)                                 -------------

Net Other Assets and Liabilities - 0.21% ........        114,608
                                                   -------------
Net Assets - 100.00% ............................  $  55,864,298
                                                   =============

-----------------------------------------
  *   Non-income producing security.
 (A)  Discount yield at time of purchase.

               See Notes to Financial Statements.

                             GALAXY
                             FUND II

U.S. Treasury Index Fund
PORTFOLIO OF INVESTMENTS
March 31, 1998

    Par                                                   Value
   Value                                                (Note 2)
   -----                                                --------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 98.03%

              U.S. Treasury Notes - 69.60%

$  850,000     7.00%, 04/15/99 ...................  $     862,495
 3,900,000     6.37%, 07/15/99 ...................      3,938,064
 8,400,000     6.00%, 08/15/99 ...................      8,445,192
 3,000,000     5.88%, 08/31/99 ...................      3,011,700
 4,350,000     5.62%, 10/31/99 ...................      4,351,305
 3,500,000     7.75%, 01/31/00 ...................      3,628,975
 5,950,000     5.50%, 04/15/00 ...................      5,939,588
 6,453,000     8.75%, 08/15/00 ...................      6,896,450
 1,400,000     6.25%, 08/31/00 ...................      1,418,004
 9,800,000     7.50%, 01/15/01 ...................     10,378,886
 4,400,000     6.50%, 05/31/01 ...................      4,507,888
 7,400,000     6.25%, 08/31/02 ...................      7,559,320
 3,650,000     5.75%, 08/15/03 ...................      3,661,388
 4,150,000     7.25%, 05/15/04 ...................      4,480,299
 1,900,000     7.87%, 11/15/04 ...................      2,122,870
10,350,000     7.00%, 07/15/06 ...................     11,185,142
                                                    -------------
                                                       82,387,566
                                                    -------------

              U.S. Treasury Bonds - 27.00%

   200,000     10.75%, 08/15/05 ..................        259,236
 3,430,000     11.75%, 11/15/14 ..................      5,096,363
 1,550,000     7.50%, 11/15/16 ...................      1,808,447
 2,764,000     8.87%, 08/15/17 ...................      3,666,695
 2,971,000     8.50%, 02/15/20 ...................      3,860,072
 1,000,000     7.87%, 02/15/21 ...................      1,227,220
10,700,000     7.50%, 11/15/24 ...................     12,803,085
 3,150,000     6.12%, 11/15/27 ...................      3,230,514
                                                    -------------
                                                       31,951,632
                                                    -------------

              Federal Home Loan Mortgage
              Corporation (A) - 1.43%

1,694,000     5.90%, 04/01/98 ...................       1,694,000
                                                     ------------
Total Investments - 98.03% ......................     116,033,198
(Cost $112,800,264)                                  ------------


Net Other Assets and Liabilities - 1.97% ........       2,334,740
                                                    -------------
Net Assets - 100.00% ............................    $118,367,938
                                                    =============

--------------------------------------
(A) Discount yield at time of purchase.

               See Notes to Financial Statements.

                             GALAXY
                             FUND II

Municipal Bond Fund
PORTFOLIO OF INVESTMENTS
March 31, 1998

    Par                                                   Value
   Value                                                (Note 2)
   -----                                                --------
MUNICIPAL BONDS - 99.53%

               Alabama - 4.63%

$  800,000     Auburn University Athletics
               5.20%, 04/01/04
               Insured: MBIA .....................  $     840,000
                                                    -------------

               Colorado - 2.97%

   500,000     Jefferson County School
               District, GO 5.50%, 12/15/06
               Insured: MBIA .....................        538,125
                                                    -------------

               Florida - 5.86%

 1,000,000     Florida State Board of Education
               Capital Outlay
               Public Education, Series A, GO
               5.70%, 06/01/08
               Insured: AMBAC ....................      1,063,750
                                                    -------------

               Illinois - 13.23%

   500,000     Chicago Metropolitan
               Water Reclamation District
               Greater Chicago, GO
               5.10%, 12/01/03 ...................        523,125
   750,000     Illinois Health Facilities
               Authority Revenue
               University of Chicago Hospitals
               Series A
               5.25%, 08/15/03
               Insured: MBIA .....................        781,875
   500,000     Illinois State Sales Tax Revenue,
               Series V
               6.00%, 06/15/08 ...................        547,500
   500,000     Kane County Community School
               District Number 304
               Geneva, GO
               6.00%, 06/01/04
               Insured: FGIC .....................        547,500
                                                    -------------
                                                        2,400,000
                                                    -------------

               Massachusetts - 4.59%

   800,000     Springfield, Series B, GO
               5.05%, 01/15/04
               Insured: MBIA .....................        833,000
                                                    -------------

               Michigan - 4.25%

   750,000     Michigan State Building Authority
               Revenue Facilities Program, Series II
               5.05%, 10/15/14 ...................        770,625
                                                    -------------


               Missouri - 10.26%

$1,000,000     Sikeston Electric Revenue
               6.00%, 06/01/04
               Insured: MBIA .....................  $   1,096,250
   750,000     St. Louis Water Revenue
               5.30%, 07/01/99
               Insured: FGIC .....................        765,000
                                                    -------------
                                                        1,861,250
                                                    -------------

              Nevada - 7.16%

  750,000     Clark County School District Revenue
              Series B, GO
              5.00%, 05/01/02
              Insured: FGIC .....................        773,438
  500,000     Las Vegas Valley
              Water District Revenue, GO
              5.40%, 09/01/04
              Insured: AMBAC ....................        526,250
                                                   -------------
                                                       1,299,688
                                                   -------------

              New Jersey - 4.38%

  750,000     New Jersey Health Care Facilities
              Financing Authority
              Dover General Hospital and Medical Center
              5.60%, 07/01/02
              Insured: MBIA .....................        794,062
                                                   -------------

              New York - 5.90%

  500,000     New York State Dormitory
              Authority Revenues, City University System
              Consolidated, Series A
              5.50%, 07/01/02 ...................        521,875
  500,000     New York State Environmental
              Facilities Corp., PCR
              5.75%, 06/15/09 ...................        548,750
                                                   -------------
                                                       1,070,625
                                                   -------------

              Ohio - 2.78%

  500,000     Franklin County Ohio
              Convention Facilities Authority
              Tax and Lease Revenue Anticipation Bonds
              5.00%, 12/01/11
              Insured: MBIA .....................        505,000
                                                   -------------

              Pennsylvania - 4.20%

  750,000     Pennsylvania State IDA
              Economic Development
              5.00%, 01/01/00
              Insured: AMBAC ....................        763,125
                                                   -------------

               See Notes to Financial Statements.

                             GALAXY
                             FUND II

Municipal Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
March 31, 1998

   Par                                                    Value
  Value                                                 (Note 2)
  ------                                                --------
              Texas - 7.25%

$  500,000     Carrollton Farmers Branch
               Independent School District, GO
               5.10%, 02/15/04 ...................  $     516,875
   250,000     Harlingen Waterworks and Sewer
               System Revenue 5.25%, 11/01/10
               Insured: MBIA .....................        257,500
   500,000     Houston Water and Sewer System Revenue
               Junior Lien, Series A
               5.75%, 12/01/03
               Insured: MBIA .....................        540,625
                                                    -------------
                                                        1,315,000
                                                    -------------

               Virginia - 4.37%

   750,000     Virginia State Transportation Board
               Transportation Contract Revenue
               Route 28 Project
               6.00%, 04/01/10 ...................        793,125
                                                    -------------

               Washington - 7.34%

 1,000,000     Seattle Municipal Light & Power Revenue
               Series B
               5.75%, 08/01/07 ...................      1,067,500
   250,000     Seattle Water System
               5.38%, 08/01/09 ...................        265,312
                                                    -------------
                                                        1,332,812
                                                    -------------

               West Virginia - 4.64%

   500,000     West Virginia School Building Authority
               Refunding, Capital Improvement
               5.30%, 07/01/09
               Insured: AMBAC ....................        526,875
   300,000     West Virginia State Housing Development
               Fund Housing Finance, Series A
               5.55%, 11/01/10 ...................        315,750
                                                    -------------
                                                          842,625
                                                    -------------

               Wisconsin - 5.72%

 1,000,000     Milwaukee Corporate Purpose
               Series A, GO
               5.50%, 06/15/08 ...................      1,038,750
                                                    -------------

               Total Municipal Bonds .............     18,061,562
               (Cost $17,169,814)                   -------------

Shares
------

INVESTMENT COMPANY - 1.96%

$ 356,282     Federated Tax-Free Obligations Fund  $     356,282
                                                   -------------

              Total Investment Company ..........        356,282
              (Cost $356,282)                      -------------


Total Investments - 101.49% .....................     18,417,844
(Cost $17,526,096)                                 -------------


Net Other Assets and Liabilities - (1.49)% ......       (271,236)
                                                   -------------
Net Assets - 100.00% ............................  $  18,146,608
                                                   =============

----------------------------------------
AMBAC    American Municipal Bond Assurance Corp.
FGIC     Financial Guaranty Insurance Corp.
GO       General Obligation
IDA      Industrial Development Authority
MBIA     Municipal Bond Insurance Association
PCR      Pollution Control Revenue

               See Notes to Financial Statements.

                                     GALAXY
                                     FUND II

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1998

                                                     Large          Small                      U.S.
                                                    Company        Company       Utility     Treasury       Municipal
                                                  Index Fund     Index Fund    Index Fund   Index Fund      Bond Fund
                                                 ------------   ------------- ------------  ------------  ------------
ASSETS:
   Investments (Note 2):
     Investments at cost .....................  $352,844,823   $313,117,501   $43,865,343  $112,800,264   $17,526,096
     Net unrealized appreciation .............   274,310,915     81,224,389    11,884,347     3,232,934       891,748
                                                ------------   ------------   -----------  ------------   -----------
     Total investments at value ..............   627,530,185    394,341,890    55,749,690   116,033,198    18,417,844
   Cash ......................................         3,750          2,272           638           316            --
   Receivable for investments sold ...........       615,852      7,451,028            --       507,070            --
   Receivable for shares sold ................       586,365        186,647        17,791       626,679            --
   Receivable for daily variation margin
     on futures contracts ....................        33,600         79,440            --            --            --
   Interest and dividend receivables .........       653,264        144,979       125,123     1,958,131       269,571
                                                ------------   ------------   -----------  ------------   -----------
       Total Assets ..........................   629,423,016    402,206,256    55,893,242   119,125,394    18,687,415
                                                ============   ============   ===========  ============   ===========

LIABILITIES:
   Payable for investments purchased .........     1,542,535      2,696,938            --       511,016       511,335
   Payable for shares repurchased ............       933,655        213,350        10,268        47,383        10,000
   Distributions payable .....................            --             --           175       158,662         9,937
   Advisory fee payable (Note 4) .............        51,750         33,595         4,626        10,100         3,975
   Administration fee payable (Note 4) .......       155,261        100,784        13,875        30,295         5,560
                                                ------------   ------------   -----------  ------------   -----------
       Total Liabilities .....................     2,683,201      3,044,667        28,944       757,456       540,807
                                                ------------   ------------   -----------  ------------   -----------
NET ASSETS  ..................................  $626,739,815   $399,161,589   $55,864,298  $118,367,938   $18,146,608
                                                ============   ============   ===========  ============   ===========

NET ASSETS consist of:
   Par value (Note 3) ........................  $     19,633   $     19,255   $     3,939  $     11,268   $     1,727
   Paid-in capital in excess of par value ....   343,289,306    305,825,798    44,250,062   119,400,845    18,091,516
   Undistributed net
     investment income .......................     1,707,408         86,375            --       441,464        21,436
   Accumulated net realized gain (loss) on
     investments sold and futures contracts ..     7,131,933        791,847      (274,056)   (4,718,573)     (859,819)
   Unrealized appreciation of investments
     and futures contracts ...................   274,965,982     81,438,314    11,884,347     3,232,934       891,748
                                                ------------   ------------   -----------  ------------   -----------
TOTAL NET ASSETS .............................  $626,739,815   $399,161,589   $55,864,298  $118,367,938   $18,146,608
                                                ============   ============   ===========  ============   ===========

Shares of beneficial interest outstanding ....    19,633,491     19,255,133     3,938,664    11,267,944     1,726,710

NET ASSET VALUE,
     offering and redemption price per share
     (Net Assets / Shares Outstanding) .......  $      31.92   $      20.73   $     14.18  $      10.50      $  10.51
                                                ============   ============   ===========  ============   ===========

                       See Notes to Financial Statements.

                                     GALAXY
                                     FUND II

STATEMENTS OF OPERATIONS
For the year ended March 31, 1998

                                                     Large          Small                      U.S.
                                                    Company        Company       Utility     Treasury       Municipal
                                                  Index Fund     Index Fund    Index Fund   Index Fund      Bond Fund
                                                 ------------   ------------- ------------  ------------  ------------
INVESTMENT INCOME:
   Interest (Note 2) .........................   $  1,175,811   $  2,129,893  $    15,651   $ 7,415,610   $    985,273
   Dividend (Note 2) .........................      8,442,392      2,877,233    2,255,435            --             --
                                                 ------------   ------------  -----------   -----------   ------------
     Total Investment Income .................      9,618,203      5,007,126    2,271,086     7,415,610        985,273
                                                 ------------   ------------  -----------   -----------   ------------
EXPENSES:
   Investment advisory fee (Note 4) ..........        523,353        365,498       48,970       113,719         48,421
   Administration fee (Note 4) ...............      1,570,060      1,096,493      146,908       341,158         67,789
   Trustees' fees (Note 4) ...................         11,230          8,223        1,106         2,568            428
                                                 ------------   ------------  -----------   -----------   ------------
     Total expenses before reimbursement .....      2,104,643      1,470,214      196,984       457,445        116,638
     Less: reimbursement by sub-administrator
       (Note 4) ..............................        (11,230)        (8,223)      (1,106)       (2,568)          (428)
                                                 ------------   ------------  -----------   -----------   ------------
     Total expenses net of reimbursement .....      2,093,413      1,461,991      195,878       454,877        116,210
                                                 ------------   ------------  -----------   -----------   ------------
NET INVESTMENT INCOME ........................      7,524,790      3,545,135    2,075,208     6,960,733        869,063
                                                 ------------   ------------  -----------   -----------   ------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (Note 2):
   Net realized gain on investment sold ......      6,884,425    114,523,086    2,929,533       784,427        133,115
   Net realized gain on futures contracts ....      2,050,341      8,680,116           --            --             --
   Net change in unrealized appreciation
     (depreciation) on investments
     and futures contracts ...................    183,848,113     (3,093,193)  11,329,523     4,886,494        552,377
                                                 ------------   ------------  -----------   -----------   ------------
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS ...............................    192,782,879    120,110,009   14,259,056     5,670,921        685,492
                                                 ------------   ------------  -----------   -----------   ------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ....................   $200,307,669   $123,655,144  $16,334,264   $12,631,654   $  1,554,555
                                                 ============   ============  ===========   ===========   ============

                       See Notes to Financial Statements.

                                     GALAXY
                                     FUND II

STATEMENTS OF CHANGES IN NET ASSETS

                                       Large Company Index Fund       Small Company Index Fund
                                       ------------------------       ------------------------
                                        Years ended March 31,          Years ended March 31,
                                        1998           1997           1998             1997
                                        ----           ----           ----             ----
NET ASSETS at beginning of
  period .........................  $421,651,872   $240,689,326     $309,473,671     $291,724,251
                                    ------------   ------------     ------------     ------------

Increase (Decrease) in net assets
  resulting from operations:
   Net investment income .........     7,524,790      7,101,571        3,545,135        4,957,269
   Net realized gain on investments
     sold and futures contracts ..     8,934,766     26,707,295      123,203,202       21,136,021
   Net change in
     unrealized appreciation
     (depreciation) of
     investments and
     futures contracts ...........   183,848,113     20,512,222       (3,093,193)       1,822,970
                                    ------------   ------------     ------------     ------------
     Net increase in net
       assets resulting
       from operations ...........   200,307,669     54,321,088      123,655,144       27,916,260
                                    ------------   ------------     ------------     ------------
Dividends to shareholders from:
   Net investment income .........    (8,106,897)    (5,762,133)      (4,299,224)      (4,406,973)
   Net realized gain on
     investments .................   (24,866,874)    (6,412,382)    (125,397,558)     (18,978,395)
   Return of capital .............            --             --               --               --
                                    ------------   ------------     ------------     ------------
     Total Dividends .............   (32,973,771)   (12,174,515)    (129,696,782)     (23,385,368)
                                    ------------   ------------     ------------     ------------
Share transactions:
   Net proceeds from
     sales of shares .............   125,916,092    196,028,098      154,300,377       38,027,651
   Issued to shareholders
     in reinvestment
     of dividends ................    30,476,182     10,568,314      124,421,641       22,583,158
   Costs of shares repurchased ...  (118,638,229)   (67,780,439)    (182,992,462)     (47,392,281)
                                    ------------   ------------     ------------     ------------
     Net increase (decrease)
      in net assets from
      share transactions .........    37,754,045    138,815,973       95,729,556       13,218,528
                                    ------------   ------------     ------------     ------------
     Net increase (decrease)
       in net assets .............   205,087,943    180,962,546       89,687,918       17,749,420
                                    ------------   ------------     ------------     ------------
NET ASSETS at end of period
  (including line A) .............  $626,739,815   $421,651,872     $399,161,589     $309,473,671
                                    ============   ============     ============     ============
(A) Accumulated undistributed
     net investment income .......  $  1,707,408   $  2,289,515     $     87,926     $    842,015
                                    ============   ============     ============     ============
OTHER INFORMATION:
Share transactions:
   Sold ..........................     4,489,641      8,814,388        6,733,472        1,624,791
   Issued to shareholders
     in reinvestment
     of dividends ................     1,105,389        477,342        6,874,116          990,057
   Repurchased ...................    (4,220,133)    (3,031,843)      (8,022,886)      (2,027,836)
                                    ------------   ------------     ------------     ------------
     Net increase (decrease)
       in shares outstanding .....     1,374,897      6,259,887        5,584,702          587,012
                                    ============   ============     ============     ============

                       See Notes to Financial Statements.

                                     GALAXY
                                     FUND II

     Utility Index Fund             U.S. Treasury Index Fund          Municipal Bond Fund
  ------------------------         --------------------------       ------------------------
   Years ended March 31,             Years ended March 31,            Years ended March 31,
   1998           1997               1998             1997            1998             1997
   ----           ----               ----             ----            ----             ----



$45,582,419      $56,383,495      $111,312,677     $124,944,179      $19,921,203    $22,478,238
-----------      -----------      ------------     ------------      -----------    -----------



  2,075,208        2,036,839         6,960,733        7,384,687          869,063        943,900

  2,929,533        3,706,859           784,427          186,629          133,115        117,357




 11,329,523       (3,930,293)        4,886,494       (3,069,827)         552,377       (228,249)
-----------      -----------      ------------     ------------      -----------    -----------


 16,334,264        1,813,405        12,631,654        4,501,489        1,554,555        833,008
-----------      -----------      ------------     ------------      -----------    -----------



 (2,264,013)      (1,928,333)       (6,965,049)      (7,380,371)        (869,844)      (943,276)

 (3,048,725)      (2,272,644)               --               --               --             --
         --               --                --               --               --             --
-----------      -----------      ------------     ------------      -----------    -----------

 (5,582,453)      (4,200,977)       (6,965,049)      (7,380,371)        (869,844)      (943,276)
-----------      -----------      ------------     ------------      -----------    -----------




  5,123,255        2,858,430        23,508,142       16,091,716        1,759,683      4,660,657


  5,236,180        3,936,226         5,296,251        5,812,718          762,023        822,158
(10,829,367)     (15,208,160)      (27,415,737)     (32,657,054)      (4,981,012)    (7,929,582)
-----------      -----------      ------------     ------------      -----------    -----------



   (469,932)      (8,413,504)        1,388,656      (10,752,620)      (2,459,306)    (2,446,767)
-----------      -----------      ------------     ------------      -----------    -----------


 10,281,879      (10,801,076)        7,055,261      (13,631,502)      (1,774,595)    (2,557,035)
-----------      -----------      ------------     ------------      -----------    -----------



$55,864,298      $45,582,419      $118,637,938     $111,312,677      $18,146,608    $19,921,203
===========      ===========      ============     ============      ===========    ===========




$        --      $   188,804      $    441,464     $    137,973      $    21,436    $    22,217
===========      ===========      ============     ============      ===========    ===========




    391,273          241,502         2,296,503        1,594,728          168,434        455,952


    406,414          341,447           469,557          573,428           73,153         80,682
   (849,745)      (1,278,619)       (2,645,907)      (3,218,983)        (476,829)      (777,546)
-----------      -----------      ------------     ------------      -----------    -----------


    (52,058)        (695,670)          120,153        1,050,827         (235,242)      (240,912)
===========      ===========      ============     ============      ===========    ===========

                       See Notes to Financial Statements.

                                     GALAXY
                                     FUND II

Large Company Index Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period

                                                                              Years ended March 31,
                                                         -------------------------------------------------------------
                                                            1998        1997         1996         1995         1994(1)
                                                            ----        ----         ----         ----         -------
Net Asset Value, Beginning of period .................   $ 23.09     $  20.06     $  15.76     $  14.36     $  14.59
                                                        --------     --------     --------     --------     --------
Income from Investment Operations:
   Net investment income(2) ..........................      0.40         0.43         0.38         0.37         0.36
   Net realized and unrealized gain (loss)
     on investments and futures contracts ............     10.23         3.41         4.57         1.73        (0.20)
                                                        --------     --------     --------     --------     --------
       Total from Investment Operations ..............     10.63         3.84         4.95         2.10         0.16
                                                        --------     --------     --------     --------     --------
Less Dividends:
   Dividends from net investment income ..............     (0.44)       (0.38)       (0.31)       (0.37)       (0.36)
   Dividends from net realized capital gains .........     (1.36)       (0.43)       (0.34)       (0.33)       (0.03)
                                                        --------     --------     --------     --------     --------
       Total Dividends ...............................     (1.80)       (0.81)       (0.65)       (0.70)       (0.39)
                                                        --------     --------     --------     --------     --------
Net Increase (decrease) in net asset value ...........      8.83         3.03         4.30         1.40        (0.23)
                                                        --------     --------     --------     --------     --------
Net Asset Value, End of period .......................    $31.92     $  23.09     $  20.06     $  15.76     $  14.36
                                                        ========     ========     ========     ========     ========

Total Return .........................................     47.29%       19.32%       31.80%       15.07%        1.02%

Ratios/Supplemental Data:
Net assets, End of period (in 000's) .................  $626,740     $421,652     $240,689     $147,597     $143,828
Ratios to average net assets:
   Net investment income including reimbursement .....      1.44%        2.19%        2.11%        2.48%        2.41%
   Operating expenses including reimbursement ........      0.40%        0.40%        0.40%        0.40%        0.40%
   Operating expenses excluding reimbursement ........      0.40%        0.40%        0.41%        0.41%        0.40%
Portfolio turnover rate ..............................         3%          11%           5%           7%           4%
Average Commission Rate Paid(3) ......................   $0.0354     $ 0.0387     $ 0.0203        N/A            N/A

-----------------------------

(1) Audited by other auditors.

(2) Net investment income per share before reimbursement by the sub-administrator for the fiscal years ended March 31, 1998, 1997, 1996 and 1995 was $0.40, $0.43, $0.38 and $0.37, respectively.

(3) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for portfolio transactions for which commissions are charged.

                       See Notes to Financial Statements.

                                     GALAXY
                                     FUND II

Small Company Index Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period

                                                                                  Years ended March 31,
                                                               --------------------------------------------------------------
                                                                1998          1997         1996         1995        1994(1)
                                                                ----          ----         ----         ----        -------
Net Asset Value, Beginning of period ......................  $  22.64      $  22.30     $  17.62     $  17.49    $  17.42
                                                             --------      --------     --------     --------    --------
Income from Investment Operations:
     Net investment income(2) .............................      0.27          0.38         0.32         0.32        0.26
     Net realized and unrealized gain on investments
        and futures contracts .............................      7.64          1.76         5.07         0.91        0.39
                                                             --------      --------     --------     --------    --------
            Total from Investment Operations ..............      7.91          2.14         5.39         1.23        0.65
                                                             --------      --------     --------     --------    --------
Less Dividends:
     Dividends from net investment income .................     (0.33)        (0.34)       (0.38)       (0.32)      (0.25)
     Dividends from net realized capital gains ............     (9.49)        (1.46)       (0.33)       (0.78)      (0.33)
                                                             --------      --------     --------     --------    --------
            Total Dividends ...............................     (9.82)        (1.80)       (0.71)       (1.10)      (0.58)
                                                             --------      --------     --------     --------    --------
Net Increase (decrease) in net asset value ................     (1.91)         0.34         4.68         0.13        0.07
                                                             --------      --------     --------     --------    --------
Net Asset Value, End of period ............................  $  20.73      $  22.64     $  22.30     $  17.62    $  17.49
                                                             ========      ========     ========     ========    ========

Total Return ..............................................     41.22%         9.60%       30.85%        7.60%       3.64%

Ratios/Supplemental Data:
Net assets, End of period (in 000's) ......................  $399,162      $309,474     $291,724     $235,295    $255,347
Ratios to average net assets:
     Net investment income including reimbursement ........      0.97%         1.59%        1.52%        1.72%       1.55%
     Operating expenses including reimbursement ...........      0.40%         0.40%        0.40%        0.40%       0.40%
     Operating expenses excluding reimbursement ...........      0.40%         0.40%        0.41%        0.40%       0.40%
Portfolio turnover rate ...................................        99%            8%          14%          10%         17%
Average Commission Rate Paid(3) ...........................  $ 0.0293      $ 0.0480     $ 0.0225         N/A         N/A

-----------------------------------------
(1)  Audited by other auditors.

(2) Net investment income per share before reimbursement by the sub-administrator for the fiscal years ended March 31, 1998, 1997, 1996 and 1995 was $0.27, $0.38, $0.31 and $0.31, respectively.

(3) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for portfolio transactions for which commissions are charged.

                       See Notes to Financial Statements.

                                     GALAXY
                                     FUND II

Utility Index Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period

                                                                              Years ended March 31,
                                                          ------------------------------------------------------------
                                                            1998         1997         1996         1995        1994(1)
                                                            ----         ----         ----         ----        -------
Net Asset Value, Beginning of period ...................   $ 11.42      $ 12.03      $  9.88     $  9.99       $10.93
                                                           -------      -------      -------     -------      -------
Income from Investment Operations:
   Net investment income(2) ............................      0.54         0.49         0.44        0.47         0.43
   Net realized and unrealized gain (loss)
     on investments ....................................      3.71        (0.09)        2.15       (0.03)       (0.93)
                                                           -------      -------      -------     -------      -------
       Total from Investment Operations ................      4.25         0.40         2.59        0.44        (0.50)
                                                           -------      -------      -------     -------      -------
Less Dividends:
   Dividends from net investment income ................     (0.60)       (0.46)       (0.44)      (0.46)       (0.43)
   Dividends from net realized capital gains ...........     (0.82)       (0.55)          --       (0.08)       (0.01)
   Dividends in excess of net realized capital gains ...        --           --           --       (0.01)          --
   Return of capital ...................................     (0.07)          --           --          --           --
                                                           -------      -------      -------     -------      -------
       Total Dividends .................................     (1.49)       (1.01)       (0.44)      (0.55)       (0.44)
                                                           -------      -------      -------     -------      -------
Net Increase (decrease) in net asset value .............      2.76        (0.61)        2.15       (0.11)       (0.94)
                                                           -------      -------      -------     -------      -------
Net Asset Value, End of period .........................   $ 14.18      $ 11.42      $ 12.03     $  9.88      $  9.99
                                                           =======      =======      =======     =======      =======

Total Return ...........................................     39.07%        3.46%       26.61%       4.67%        4.83%

Ratios/Supplemental Data:
Net assets, End of period (in 000's) ...................   $55,864      $45,582      $56,383     $52,831      $68,445
Ratios to average net assets:
   Net investment income ...............................      4.24%        3.96%        3.79%       4.62%        4.08%
   Operating expenses including reimbursement ..........      0.40%        0.40%        0.40%       0.40%        0.40%
   Operating expenses excluding reimbursement ..........      0.40%        0.40%        0.41%       0.41%        0.40%
Portfolio turnover rate ................................        72%         170%          12%          5%          19%
Average Commission Rate Paid(3) ........................   $0.0497      $0.0572      $0.0230         N/A          N/A

-----------------------------------------

(1) Audited by other auditors.

(2) Net investment income per share before reimbursement by the sub-administrator for the fiscal years ended March 31, 1998, 1997, 1996 and 1995 was $0.54, $0.49, $0.44 and $0.47, respectively.

(3) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for portfolio transactions for which commissions are charged.

                       See Notes to Financial Statements.

                                     GALAXY
                                     FUND II

U.S. Treasury Index Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period

                                                                                   Years ended March 31,
                                                              --------------------------------------------------------------
                                                                1998          1997         1996         1995        1994(1)
                                                                ----          ----         ----         ----        -------
Net Asset Value, Beginning of period ......................   $   9.99     $  10.24     $   9.91     $  10.38      $  11.01
                                                              --------     --------     --------     --------      --------
Income from Investment Operations:
   Net investment income(2) ...............................       0.63         0.64         0.66         0.65         0.58
   Net realized and unrealized gain (loss)
    on investments ........................................       0.51        (0.25)        0.33        (0.29)        (0.29)
                                                              --------     --------     --------     --------      --------
      Total from Investment Operations ....................       1.14         0.39         0.99         0.36          0.29
                                                              --------     --------     --------     --------      --------
Less Dividends:
   Dividends from net investment income ...................      (0.63)       (0.64)       (0.65)       (0.66)        (0.58)
   Dividends in excess of net investment income ...........         --           --        (0.01)       (0.01)           --
   Dividends from net realized capital gains ..............         --           --           --           --         (0.34)
   Dividends in excess of net realized capital gains ......         --           --           --        (0.16)           --
                                                              --------     --------     --------     --------      --------
      Total Dividends .....................................      (0.63)       (0.64)       (0.66)       (0.83)        (0.92)
                                                              --------     --------     --------     --------      --------
Net increase (decrease) in net asset value ................       0.51        (0.25)        0.33        (0.47)        (0.63)
                                                              --------     --------     --------     --------      --------
Net Asset Value, End of period ............................   $  10.50     $   9.99     $  10.24     $   9.91      $  10.38
                                                              ========     ========     ========     ========      ========
Total Return ..............................................      11.72%        3.91%       10.09%        3.81%         2.40%

Ratios/Supplemental Data:
Net assets, End of period (in 000's) ......................   $118,368     $111,313     $124,944     $104,251      $138,225
Ratios to average net assets:
   Net investment income including reimbursement ..........       6.12%        6.31%        6.35%        6.43%        5.21%
   Operating expenses including reimbursement .............       0.40%        0.40%        0.40%        0.40%        0.40%
   Operating expenses excluding reimbursement .............       0.40%        0.40%        0.41%        0.41%        0.40%
Portfolio turnover rate ...................................         79%          39%          35%          50%          75%

------------------------------------------

(1) Audited by other auditors.

(2) Net investment income per share before reimbursement by the sub-administrator for the fiscal years ended March 31, 1998, 1997, 1996 and 1995 was $0.63, $0.64, $0.66 and $0.65, respectively.

                       See Notes to Financial Statements.

                                     GALAXY
                                     FUND II

Municipal Bond Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period

                                                                              Years ended March 31,
                                                          -----------------------------------------------------------------
                                                            1998         1997         1996         1995       1994(1)(2)
                                                            ----         ----         ----         ----       ----------
Net Asset Value, Beginning of period ..................  $ 10.15       $ 10.20       $ 9.94      $  9.89      $ 10.00
                                                         -------       -------       ------      -------      -------
Income from Investment Operations:
   Net investment income(3) ...........................     0.47          0.47         0.46         0.46         0.43
   Net realized and unrealized gain (loss)
     on investments ...................................     0.36         (0.05)        0.26         0.05        (0.11)
                                                         -------       -------       ------      -------      -------
      Total from Investment Operations ................     0.83          0.42         0.72         0.51         0.32
                                                         -------       -------       ------      -------      -------

Less Dividends:
   Dividends from net investment income ...............    (0.47)        (0.47)       (0.46)       (0.46)       (0.43)
   Dividends from net realized capital gains .........        --            --           --           --           --
                                                         -------       -------       ------      -------      -------
      Total Dividends ................................     (0.47)        (0.47)       (0.46)       (0.46)       (0.43)
                                                         -------       -------       ------      -------      -------
Net Increase (decrease) in net asset value ...........      0.36         (0.05)        0.26         0.05        (0.11)
                                                         -------       -------       ------      -------      -------
Net Asset Value, End of period .......................   $ 10.51       $ 10.15       $10.20      $  9.94       $ 9.89
                                                         =======       =======       ======      =======      =======



Total Return .........................................      8.29%         4.15%        7.36%        5.34%        3.10%**

Ratios/Supplemental Data:
Net assets, End of period (in 000's) .................   $18,147       $19,921      $22,478      $24,560      $33,352
Ratios to average net assets:
   Net investment income including reimbursement .....      4.49%         4.57%        4.54%        4.72%        4.35%*
   Operating expenses including reimbursement ........      0.60%         0.60%        0.60%        0.60%        0.60%*
   Operating expenses excluding reimbursement ........      0.60%         0.60%        0.61%        0.63%        0.60%*
Portfolio turnover rate ..............................        28%            7%           2%          47%          56%**

----------------------------------------------
*   Annualized.

**  Not Annualized.

(1) Audited by other auditors.

(2) The Fund commenced operations on April 15, 1993.

(3) Net investment income per share before reimbursement by the sub-administrator for the fiscal years ended March 31, 1998, 1997, 1996 and 1995 was $0.47, $0.47, $0.46 and $0.46, respectively.

                       See Notes to Financial Statements.

                                     GALAXY
                                     FUND II

NOTES TO FINANCIAL STATEMENTS

1. Organization:

Galaxy Fund II ("Galaxy II" or the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. As of the date of this report, the Trust offered five managed investment portfolios. The accompanying financial statements and financial highlights are those of the Large Company Index Fund, the Small Company Index Fund, the Utility Index Fund, the U.S. Treasury Index Fund, and the Municipal Bond Fund (individually a "Fund," collectively the "Funds").

2. Significant Accounting Policies:

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements.

Portfolio Valuation: Listed investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees at the last quoted sale price on the principal exchange where such securities are traded. Unlisted securities or listed securities for which last sales prices are not available are valued at the closing bid price in the principal market where such securities trade. U.S. Government securities (other than short-term investments) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. Debt securities of U.S. issuers (other than U.S. Government securities and short-term securities), including municipal securities, are valued at the mean between the quoted bid price and the asked price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available are valued based on fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Futures Contracts: Each Fund, except the U.S. Treasury Index Fund, may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined on the identified cost method. Interest income and expenses are recorded on the accrual basis. Dividends are recorded on the ex-dividend date.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared daily and paid monthly for the U.S. Treasury Index Fund and the Municipal Bond Fund, declared and paid quarterly for the Utility Index Fund and declared and paid annually for the Small Company Index Fund and the Large Company Index Fund. Net realized capital gains, if any, are distributed at least annually. Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Federal Income Taxes: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending March 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains, and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal tax provision is recorded.

3. Shares of Beneficial Interest:

The Trust's Declaration of Trust authorizes the Trust to issue an unlimited number of shares of beneficial interest, with $0.001 par value. The Trust's shares are classified into five series.

                                     GALAXY
                                     FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

4. Investment Advisory, Administration and Distribution Agreements:

The Trust and Fleet Investment Advisors Inc. (the "Investment Adviser"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Adviser provides advisory services for a fee, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of the Large Company Index, Small Company Index, Utility Index and U.S. Treasury Index Funds, and 0.25% of the average daily net assets of the Municipal Bond Fund.

The Trust and Fleet National Bank (the "Administrator") are parties to an administration agreement. Under the agreement, the Administrator pays all expenses of the Funds, except the fees and expenses of the Trustees who are not interested persons of the Trust, brokerage fees and commissions, interest on borrowings, taxes and such extraordinary, non-recurring expenses as may arise, including litigation, to which the Trust may be a party. For its services as administrator, the Administrator receives a fee at an annual rate of 0.30% of the average daily net assets of each of the Large Company Index, Small Company Index, Utility Index and U.S. Treasury Index Funds, and 0.35% of the average daily net assets of the Municipal Bond Fund.

The Administrator has entered into a sub-administration agreement with First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation ("First Data"), under which Investor Services Group provides administrative, accounting and transfer agent services to the Trust. The Administrator bears the fees of Investor Services Group for serving in this capacity.

First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of Investor Services Group and an indirect wholly-owned subsidiary of First Data, acts as the exclusive distributor of the Trust's shares.

Certain officers of the Trust may be officers of Investor Services Group and/or FD Distributors. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Adviser serves as an officer, Trustee or employee of the Trust. Effective March 5, 1998, each Trustee is entitled to receive for services as a Trustee of the Trust, The Galaxy Fund ("Galaxy") and The Galaxy VIP Fund ("VIP") an aggregate fee of $40,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to March 5, 1998, each Trustee was entitled to receive for services as a Trustee of the Trust, Galaxy and VIP an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, Galaxy and VIP are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, Galaxy and VIP based on their relative net assets. Prior to October 31, 1996, each Trustee was entitled to receive for services as a Trustee of the Trust a fee of $5,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings.

In addition, each Trustee is eligible to participate in the the Galaxy, VIP, Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, nonqualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Investor Services Group voluntarily agreed to reimburse the funds for Trustees' fees. Investor Services Group at its discretion may revise or discontinue the voluntary expense reimbursement at any time.

--------------------------------------------------------------------------------
5. Securities Transactions:

The cost of purchases and the proceeds from sales of securities (excluding short-term investments and futures contracts) for the year ended March 31, 1998 for each Fund were as follows:

                                      U.S. Government                     Other Investment
                                         Securities                          Securities
                                 ----------------------------        ---------------------------
                                   Purchases         Sales             Purchases         Sales
                                 -----------      ----------         ------------     -----------
Large Company Index...........   $         --    $         --       $ 85,521,734     $ 14,038,300
Small Company Index...........             --              --        338,976,963      321,391,887
Utility Index.................             --              --         35,150,816       39,649,110
U.S. Treasury Index...........     88,021,695      86,976,577                 --               --
Municipal Bond................             --              --          5,285,745        7,402,026

                                     GALAXY
                                     FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

The aggregate cost, gross unrealized appreciation and depreciation and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis at March 31, 1998 for each Fund were as follows:

                                   Cost         Appreciation        (Depreciation)            Net
                              -----------------------------------------------------------------------
Large Company Index .....     $ 353,169,440    $ 322,109,229      $  (47,748,484)       $274,360,745
Small Company Index .....       313,117,800       99,120,052         (17,895,962)         81,224,090
Utility Index ...........        43,923,405       12,091,374            (265,089)         11,826,285
U.S. Treasury Index .....       112,851,014        3,487,363            (305,179)          3,182,184
Municipal Bond ..........        17,526,096          891,748                  --             891,748

During the fiscal year ended March 31, 1998, the Large Company Index Fund, the Small Company Index Fund and the Utility Index Fund made distributions from long-term capital gains of $21,098,391, $115,105,316 and $408,559, respectively.

At March 31, 1998, the following Funds had capital loss carryforwards:

                             Capital loss      Expiration
                             Carryforward         Date
                             ------------     ----------
U.S. Treasury Index......    $4,119,808           2003
                                548,015           2004
Municipal Bond...........       656,478           2003
                                203,341           2004

6. Financial Instruments:

The Large Company Index, Small Company Index and Utility Index Funds may enter into stock index futures contracts that are traded on a national exchange. These Funds will enter into stock index futures contracts only for bona fide hedging purposes or as otherwise permitted by the Commodities Futures Trading Commission ("CFTC"). If permitted, these Funds may use stock index futures to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a stock index futures contract is priced more attractively than the securities in the underlying index. The Municipal Bond Fund may enter into interest rate futures contracts and municipal bond index futures contracts only for bona fide hedging purposes or as otherwise permitted by CFTC regulations. In addition, the Municipal Bond Fund may purchase put or call options on interest rate and municipal bond index futures contracts, which are traded on a United States exchange, as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. A Fund will segregate assets to cover its commitments on purchased futures contracts.

Risks associated with using financial instruments such as futures as a hedge include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or the inability of counterparties to perform under the terms of the contract.

7. Concentration of Credit Risk:

The Utility Index Fund will concentrate its investments in the utility industry. As a result, the Fund's investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of investment alternatives.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Galaxy Fund II:

     We have audited the accompanying statements of assets and liabilities of the Large Company Index Fund, Small Company Index Fund, Utility Index Fund, U.S. Treasury Index Fund and Municipal Bond Fund (five series of Galaxy Fund II), including the portfolios of investments, as of March 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods referenced herein. These financial statements and financial highlights are the responsibility of Galaxy Fund II's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the aforementioned series of Galaxy Fund II for periods prior to the year ended March 31, 1995, presented therein, were audited by other auditors whose report dated May 16, 1994 expressed an unqualified opinion on such financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian and brokers and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned series of Galaxy Fund II as of March 31, 1998, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods referenced therein, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   Coopers & Lybrand L.L.P.
May 8, 1998

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

[Back Cover]

[Galaxy Fund II logo]      4400 Computer Drive
                           P.O. Box 5108
                           Westborough, MA 01581-5108

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   PERMIT NO. 105
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   FN-347 (5/97) Date of first use: May 30, 1997

                       See Notes to Financial Statements.

                                       39